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                                                                    EXHIBIT 10.1

                     ELEVENTH AMENDMENT TO CREDIT AGREEMENT


            ELEVENTH AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT"), dated as of November 20, 2001, among STARWOOD HOTELS & RESORTS, a Maryland real estate investment trust ("STARWOOD REIT"), SLT REALTY LIMITED PARTNERSHIP, a Delaware limited partnership ("SLT RLP"), STARWOOD HOTELS & RESORTS WORLDWIDE, INC., a Maryland corporation (the "CORPORATION"), SHERATON HOLDING CORPORATION, a Nevada corporation (f/k/a ITT Corporation) ("ITT" and, together with Starwood REIT, SLT RLP and the Corporation, the "ORIGINAL BORROWERS"), the other Credit Parties (as defined in the Credit Agreement referred to below), the lenders from time to time party to the Credit Agreement referred to below (the "LENDERS"), BANKERS TRUST COMPANY and THE CHASE MANHATTAN BANK, as Administrative Agents (in such capacity, the "ADMINISTRATIVE AGENTS") and LEHMAN COMMERCIAL PAPER INC. and BANK OF MONTREAL, as Syndication Agents (in such capacity, the "SYNDICATION AGENTS") and BANKERS TRUST COMPANY, as Collateral Agent (in such capacity, the "COLLATERAL AGENT"). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H:
                              - - - - - - - - - -


            WHEREAS, the Original Borrowers, the Lenders, the Administrative Agents and the Syndication Agents are parties to that certain Credit Agreement, dated as of February 23, 1998 (as amended, modified or supplemented to the date hereof, the "CREDIT AGREEMENT");

            WHEREAS, the Corporation and its Subsidiaries desire to (i) modify certain Tranche II Scheduled Repayment Dates and Tranche II Scheduled Repayment amounts set forth in Section 4.02(b)(ii) of the Credit Agreement for Tranche II Term Loan repayments, (ii) modify certain mandatory repayment requirements, based upon voluntary prepayments of Senior Notes, set forth in Section 4.02(k) of the Credit Agreement, (iii) obtain a waiver of the limits under Section 9.03(a)(ii) of the Credit Agreement with respect to Starwood REIT's Dividend payment to its shareholders for the fourth quarter of Fiscal Year 2001 in an amount not to exceed $42,000,000; (iv) provide for certain conditions in Section 9.03(a)(iv) of the Credit Agreement with respect to the ability of Starwood REIT and/or the Corporation to repurchase shares of their common stock or make payments in respect of Forward Equity Transactions, (v) reduce the maximum dollar amount for aggregate Capitalized Lease Obligations and the aggregate principal amount of Non-Recourse Indebtedness permitted to be incurred under
Section 9.04(iv) of the Credit Agreement, (vi) reduce the maximum dollar amount for aggregate investments for the purpose of obtaining management contracts set forth in Section 9.05(xi) of the Credit Agreement, (vii) reduce the maximum dollar amount for the aggregate amount permitted to be invested to purchase mortgage notes under Section 9.05(xii) of the Credit Agreement, (viii) reduce the maximum dollar amount for aggregate Capital Expenditures set forth in
Section 9.07(c) of the Credit Agreement, (ix) modify the required Combined Interest Coverage Ratio set forth in Section 9.08 of the Credit Agreement for the period from and including April 1, 2001 and thereafter, (x) modify the maximum Combined Leverage Ratio set forth in Section 9.09 of

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the Credit Agreement for the period from and including July 1, 2000 and thereafter, (xi) modify the Combined Adjusted Interest Coverage Ratio set forth in Section 9.10 of the Credit Agreement for the period from and including April 1, 2001 and thereafter, (xii) increase the dollar threshold set forth in Section
10.04 of the Credit Agreement for cross defaults under other agreements and
(xiii) modify the Euro Rate Loan Margin percentages set forth in the definition of "Applicable Commitment Commission Percentage and Applicable Margin" under
Section 11.01 of the Credit Agreement;

            WHEREAS, the Corporation and its Subsidiaries desire also to modify the Credit Agreement and the other Credit Documents so that, from and after the Guarantor Release Date, if such date occurs, (i) certain Guarantors shall be released from the Guaranty and certain Pledge and Security Collateral shall be released from the Pledge and Security Agreement, all as more particularly described in this Amendment, and (ii) the Corporation and its Subsidiaries may enter into certain intercompany transactions with the released Guarantors;

            WHEREAS, Sheraton International, Inc., a Delaware corporation ("SHERATON INTERNATIONAL") owns one hundred percent (100%) of the Capital Stock of Starwood Italia SRL, an Italian company ("NEW CIGA OWNER");

            WHEREAS, (i) Sheraton International and New CIGA Owner and (ii) Starwood CIGA Holdings, LLC, a Delaware limited liability company ("CIGA BORROWER"), currently own, respectively, thirty-four percent (34%) and sixty-six percent (66%) of the Ordinary Shares of CIGA Compagnia Italiana Grandi Alberghi S.p.A., an Italian company ("CIGA");

            WHEREAS, CIGA owns one hundred percent (100%) of the Capital Stock of CIGA Hotels Italia, SRL, an Italian company ("CIGA ITALIA HOLDINGS");

            WHEREAS, CIGA Italia Holdings owns one hundred percent (100%) of the Capital Stock of various Subsidiaries which own the CIGA hotel assets in Italy, including real property and hotel improvements, the "going concern" assets, personal property and leasing and management agreements relating to the operation of the CIGA hotel assets in Italy (such assets being referred to, collectively, as the "CIGA ASSETS");

            WHEREAS, the Corporation and its Subsidiaries desire to transfer all of the Ordinary Shares and any other Capital Stock in CIGA owned by CIGA Borrower and Sheraton International to New CIGA Owner, so that after giving effect to such transfers, CIGA shall become a Wholly-Owned Foreign Subsidiary of New CIGA Owner (such transfers being referred to, collectively, as the "CIGA STOCK TRANSFER");

            WHEREAS, in connection with the CIGA Stock Transfer, the Corporation and its Subsidiaries desire the flexibility to cause New CIGA Owner (i) to issue to CIGA Borrower and Sheraton International, proportionate to their respective contributions, new Capital Stock in New CIGA Owner and (ii) to incur intercompany Indebtedness, which, when combined with (a) the fair market value of the newly-issued Capital Stock in New CIGA Owner and (b) the New CIGA Owner Financing (as defined below), if any, will be equal to the fair market value in respect of the Capital Stock transferred in the CIGA Stock Transfer (such new Capital Stock in New CIGA Owner being referred to herein as the "NEW CIGA OWNER SHARES", and the


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transactions contemplated thereby being referred to, collectively, as the "NEW
CAPITAL STOCK TRANSACTION");

            WHEREAS, in connection with the CIGA Stock Transfer and the New Capital Stock Transaction, the Corporation and its Subsidiaries desire the flexibility to incur, or cause New CIGA Owner to incur, Indebtedness, or to cause CIGA Borrower to amend and modify the CIGA Bridge Loan, PROVIDED, such Indebtedness is to be incurred, or such amendment or modification of the CIGA Bridge Loan is to be made, only to the extent such Indebtedness is permitted under Section 9.04(xvii) of the Credit Agreement and Section 12 of Part I of this Amendment (such new Indebtedness or modification and amendment to the CIGA Bridge Loan, the "NEW CIGA OWNER FINANCING");

            WHEREAS, the Corporation and its Subsidiaries agree that, as a condition to the consummation of the New CIGA Owner Financing, the CIGA Bridge Loan shall be permanently repaid in full and all commitments thereunder shall be terminated;

            WHEREAS, the New CIGA Owner Financing may require, among other things, that the New CIGA Owner pledge for the benefit of the lenders under the New CIGA Owner Financing (such lenders being referred to herein as the "NEW CIGA LENDERS") all of New CIGA Owner's right, title and interest in and to the Ordinary Shares of CIGA as security for the New CIGA Owner Financing;

            WHEREAS, in connection with, and after giving effect to, the CIGA Stock Transfer and the New Capital Stock Transaction, the Corporation and its Subsidiaries desire the flexibility to transfer the CIGA Assets between and among certain of the Wholly-Owned Foreign Subsidiaries to facilitate future sales from time to time of all or a portion of the CIGA Assets to third party buyers (the transfers and dispositions contemplated thereby being referred to, collectively, as the "NEW CIGA OWNER RESTRUCTURING");

            WHEREAS, the Original Borrowers desire to modify the Credit Agreement so that the ability to incur Alternate Currency Revolving Loans denominated in French Francs shall be replaced with the ability to incur Alternate Currency Revolving Loans denominated in Euros; and

            WHEREAS, in connection with the foregoing, the Borrowers wish to request certain modifications to provisions in the Credit Agreement and the Credit Documents and certain waivers from restrictions set forth in certain sections of the Credit Agreement and the Credit Documents in order to permit the matters described herein, subject to all of the terms and provisions contained in this Amendment and only to the extent set forth in this Amendment.

            NOW, THEREFORE, it is agreed:

PART I. WAIVERS, AMENDMENTS AND AGREEMENTS WITH RESPECT TO THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

            SECTION 1. MANDATORY REPAYMENTS; SECTIONS 4.02(b)(ii), 4.02(e) AND 4.02(k). (a) From and after the Section 1 Effective Date (as defined in Part II hereof), Section 4.02(b)(ii) of the Credit Agreement shall be amended by (i) deleting the Tranche II Scheduled Repayment


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Dates and corresponding Tranche II Scheduled Repayment amounts for the period following and including "November 23, 2001" and (ii) inserting in lieu thereof the following:

            "February 23, 2002                  $25,000,000

            May 23, 2002                        $25,000,000
            August 23, 2002                     $75,000,000
            November 23, 2002                   $75,000,000
            Tranche II Maturity Date            $600,000,000".

            (b) From and after the Eleventh Amendment Effective Date, Section 4.02(e) of the Credit Agreement shall be amended by inserting after the last word of the last sentence thereof the following text:

            "and any Net Sale Proceeds from any Asset Sales occurring after the Eleventh Amendment Effective Date (other than Asset Sales involving the Assets of Foreign Subsidiaries (including the CIGA Assets)) shall not be permitted to be reinvested pursuant to this Section 4.02(e)".

            (c) From and after the Eleventh Amendment Effective Date, Section 4.02(k) of the Credit Agreement shall be amended by inserting immediately after the phrase "requirements of the Eighth Amendment" appearing therein the following text:

            "and excluding any payment of Series A Convertible Senior Notes on or about May 25, 2002 as a result of any exercise of the purchase rights by the holders thereof requiring the Corporation to purchase such holders' outstanding Series A Convertible Senior Notes on such date".

            SECTION 2. RESTRICTED PAYMENTS; SECTIONS 9.03(a)(ii) AND 9.03(a)(iv). (a) Notwithstanding anything in the Credit Agreement to the contrary and so long as no Specified Default and no Event of Default then exists or would exist after giving effect to this Amendment, the Lenders hereby waive any violation of the limits under Section 9.03(a)(ii) of the Credit Agreement that may result from Starwood REIT's fourth quarter Dividend payment to its shareholders for Fiscal Year 2001, PROVIDED such Dividend payment shall not exceed $42,000,0000.

            (b) Section 9.03(a)(iv) of the Credit Agreement is hereby amended by inserting immediately after the last parenthesis at the end of the paragraph therein the following proviso:

                  "; PROVIDED that (i) from and after the Eleventh Amendment
            Effective Date to and including March 31, 2002, Starwood REIT and/or the Corporation will not be permitted to repurchase shares of their own common stock or make payments in respect of Forward Equity Transactions pursuant to this Section 9.03(a)(iv) and (ii) thereafter, Starwood REIT and/or the Corporation will not


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            be permitted to repurchase shares of their own common stock or make payments in respect of Forward Equity Transactions pursuant to this
            Section 9.03(a)(iv) without the consent of the Required Lenders if, at the time of the respective stock repurchase or Forward Equity Transaction pursuant to this Section 9.03(a)(iv) and after giving effect thereto, the Combined Leverage Ratio is greater than 4.5:1.0".

            SECTION 3. INDEBTEDNESS; SECTIONS 9.04(iv), 9.04(vii) AND 9.04(x).
(a) Section 9.04(iv) of the Credit Agreement shall be amended by (i) deleting the dollar amount "$300,000,000" therein and (ii) inserting in lieu thereof the dollar amount "$150,000,000".

            (b) From and after the New CIGA Owner Financing Date, Section 9.04(vii) of the Credit Agreement shall be amended by (i) deleting the phrase "or Section 9.05(xvii)" appearing therein and (ii) inserting in lieu thereof the phrase "Section 9.05(xvii) or Section 9.05(xviii)".

            (c) Section 9.04(x) of the Credit Agreement shall be amended by (i) deleting both references to the dollar amount "$300,000,000" appearing therein and (ii) inserting in lieu thereof the dollar amount "$150,000,000".

            SECTION 4. INVESTMENTS; SECTIONS 9.05(xi) AND 9.05(xii). (a) Section 9.05(xi) of the Credit Agreement is hereby amended by (i) deleting the text "$400,000,000 in any Fiscal Year" therein and (ii) inserting in lieu thereof the following text: "$300,000,000 for the period from and including January 1, 2001 to and including September 30, 2001, $100,000,000 for the period from and including October 1, 2001 to the Final Maturity Date or $400,000,000 in any Fiscal Year ended prior to January 1, 2001".

            (b) Section 9.05(xii) of the Credit Agreement is hereby amended by
(i) deleting the dollar amount "$150,000,000" therein and (ii) replacing said amount with "$100,000,000".

            SECTION 5. CAPITAL EXPENDITURES; SECTION 9.07(c). Section 9.07(c) of the Credit Agreement is hereby amended by (i) deleting the phrase "and for any Fiscal Year thereafter, $400,000,000" appearing therein and (ii) inserting in lieu thereof the following text: ", for Fiscal Year 2000, $400,000,000, for the period from and including January 1, 2001 to and including September 30, 2001, $300,000,000 and for the period from and including October 1, 2001 to the Final Maturity Date, $250,000,000".

            SECTION 6. COMBINED INTEREST COVERAGE RATIO; SECTION 9.08. From and after the Eleventh Amendment Effective Date, Section 9.08 of the Credit Agreement shall be amended by (i) deleting the reference periods and corresponding ratios for the periods including and following "April 1, 2001 to and including March 31, 2002" and (i) inserting in lieu thereof the following:

            "April 1, 2001 to and including                       2.75:1.00
            December 31, 2001


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            From and including January 1, 2002 to                 2.50:1.00
            and including June 30, 2002

            July 1, 2002 and thereafter                           2.75:1.00".

            SECTION 7. MAXIMUM COMBINED LEVERAGE RATIO; SECTION 9.09. From and after the Eleventh Amendment Effective Date, Section 9.09 of the Credit Agreement shall be amended by (i) deleting the text "From and including July 1, 2000 and thereafter" thereof and the ratio "4.50:1.00" therein and (ii) inserting in lieu thereof the following reference periods and corresponding ratios:

            "From and including July 1, 2000 to the Eleventh      4.50:1.00
            Amendment Effective Date

            From and including the Eleventh Amendment             5.5:1.00
            Effective Date to and including December 31, 2001

            From and including January 1, 2002                    5.75:1.00
            to and including March 31, 2002

            From and including April 1, 2002                      6.25:1.00
            to and including June 30, 2002

            From and including July 1, 2002                       5.75:1.00
            to and including September 30, 2002

            From and including October 1, 2002                    4.75:1.00
            and thereafter".

            SECTION 8. COMBINED ADJUSTED INTEREST COVERAGE RATIO; SECTION 9.10. From and after the Eleventh Amendment Effective Date, Section 9.10 of the Credit Agreement shall be amended by (i) deleting the Combined Adjusted Interest Coverage Ratios for the Test Periods appearing therein for the period from and including April 1, 2001 and thereafter and (ii) inserting in lieu thereof the following periods and corresponding ratios:

            "April 1, 2001 to and including                       1.25:1.00
            June 30, 2002

            July 1, 2002 and thereafter                           1.30:1.00".

            SECTION 9. CROSS DEFAULTS; SECTION 10.04. Section 10.04 of the Credit Agreement is amended by (i) deleting the amount "$10,000,000" in clause
(A) of the proviso thereof and replacing the same with the amount "$50,000,000" and (ii) deleting the amount "$20,000,000" in the three instances it appears in clause (B) of the proviso thereof and replacing each such reference with the amount "$50,000,000".

            SECTION 10. EURO RATE LOAN MARGINS; SECTION 11.01. The Euro Rate Loan Margin percentages set forth in the definition of "Applicable Commitment Commission


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Percentage and Applicable Margin" under Section 11.01 of the Credit Agreement shall be modified, prospectively only and for all periods after the Eleventh Amendment Effective Date, by increasing each Euro Rate Loan Margin percentage therein for each corresponding Level by ten basis points (.10%).

            SECTION 11. RELEASE OF CERTAIN GUARANTORS AND PLEDGORS. Notwithstanding anything to the contrary contained in the Credit Agreement or the other Credit Documents (including without limitation, Sections 8.13, 8.14,
8.15 and 9.16(b) of the Credit Agreement and the Sixth, Eighth, Ninth and Tenth Amendments), upon and subject to the occurrence of the Guarantor Release Date, each of the following shall occur and thereafter apply:

            (a) PROVISIONS RELATING TO THE GUARANTY. With respect to the Guaranty, the following provisions shall apply and control:

            (i) each existing Released Guarantor shall be released as a Guarantor under the Guaranty; all of the obligations, duties and liabilities of any existing Released Guarantor under the Guaranty shall be forever discharged; except for certain Subsidiaries of the Corporation for which the election described in clause (iii) below has been made, no Released Guarantor shall at any time be (or at any time be required to become) a Guarantor under the Guaranty; and the Guaranty shall, as to each such Released Guarantor, have no force or effect;

            (ii) the only Guarantors required to remain or become, as the case may be, a Guarantor under the Guaranty shall be the Remaining Guarantors, which shall consist of the Principal Guarantors and the Other Remaining Guarantors; and

            (iii) if any Subsidiary of the Corporation is a Released Guarantor as a result of the application of this Section, the Corporation may elect (but is under no obligation to make such election), at any time and from time to time, by written notice to the Lead Agents, to designate such Subsidiary as a Guarantor under the Credit Documents, in which case such designated Subsidiary shall execute and deliver counterparts of the Guaranty and the Pledge and Security Agreement in accordance with the provisions of Section 8.15 of the Credit Agreement and take all other required actions pursuant to said Section, and from and after the date of the taking of such required actions, such designated Subsidiary shall be deemed to be a Remaining Guarantor and shall thereafter comply with all of the liabilities, duties, and obligations under the Guaranty and the other Credit Documents applicable to a Guarantor, including, without limitation, the requirement to pledge to the Collateral Agent all of the Equity Interests owned by such Remaining Guarantor to the extent required by the Credit Agreement and the other Credit Documents;

      PROVIDED that, notwithstanding anything in this clause (a) to the contrary, in no event shall any Principal Guarantor be released from any of its obligations pursuant to the Guaranty or any of the other Credit Documents as a result of the provisions of this Section (except as may be expressly provided in this Amendment).


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            (b) RELEASE FROM PLEDGE AND SECURITY AGREEMENT. With respect to the
Pledge and Security Agreement and the Pledge and Security Agreement Collateral pledged thereunder, the following provisions shall apply and control:

            (i) upon the release of any Released Guarantor from the Guaranty in accordance with the provisions of the preceding clause (a), each such Released Guarantor shall, in accordance with the provisions of Section 21 of the Pledge and Security Agreement, be simultaneously released as a Pledgor from the Pledge and Security Agreement; all of the obligations, duties and liabilities of any Released Guarantor under the Pledge and Security Agreement or any applicable Credit Document shall be forever discharged; and the Pledge and Security Agreement shall, as to such Released Guarantor only, have no further force or effect;

            (ii) no Released Guarantor (except if such Person ceases to constitute a Released Guarantor in accordance with the proviso to the definition thereof) shall at any time be required to (x) become a Pledgor under the Pledge and Security Agreement, (y) execute and deliver counterparts of the Pledge and Security Agreement, or (z) cause all or any portion of the Equity Interests owned by such Released Guarantor to be pledged to the Collateral Agent under the Pledge and Security Agreement or otherwise; PROVIDED that, except as may be expressly provided in this Amendment with respect to the release of certain Released Collateral, in no event shall any Principal Guarantor be released as a Pledgor pursuant to the Pledge and Security Agreement as a result of the provisions of this Section; and

            (iii) all of the Released Collateral shall be released from the Pledge and Security Agreement, which shall, as to such Released Collateral only, have no further force or effect; and no Released Collateral shall at any time constitute Pledge and Security Agreement Collateral or be required to be pledged to the Collateral Agent under the Pledge and Security Agreement or any other Credit Document; provided that if any Subsidiary becomes a Guarantor pursuant to the provisions of preceding
      Section 11(a)(iii) of this Amendment, the Equity Interests owned by such Guarantor shall be required to be pledged in accordance with the requirements of preceding Section 11(a)(iii) and the applicable provisions of the Pledge and Security Agreement.

            (c) NEGATIVE PLEDGE AGREEMENT RELATING TO RELEASED COLLATERAL; AMENDMENT TO CREDIT AGREEMENT; SECTION 9.01. To induce the Lenders to agree to the provisions contained in the preceding clauses (a) and (b), the parties hereto agree that the Credit Agreement is hereby amended by inserting, immediately after the last word of clause (xix) of Section 9.01 (as new paragraphs after said clause (xix) thereof), the following new paragraphs:

            "In addition to the restrictions contained above in this Section 9.01, and notwithstanding anything to the contrary contained elsewhere in this Credit Agreement or in any other Credit Document, no Borrower will, nor will any Borrower permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any Restricted Asset other than Liens on Restricted Assets to the extent such Liens are permitted under


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            Section 9.01(i) or (xi).

            As used herein, the term "RESTRICTED ASSET" means any of the following: (x) any Released Collateral, (y) any Pledge and Security Agreement Collateral or other similar Assets constituting Equity Interests owned by any Released Guarantor which would have been required to be delivered as Collateral pursuant to the Pledge and Security Agreement or any other Credit Document but for the provisions of Section 11 of Part I of the Eleventh Amendment and (z) the Capital Stock of CIGA Borrower, New CIGA Owner and CIGA, PROVIDED, (1) the term "RESTRICTED ASSET" shall not include (i) any Released Collateral described in SCHEDULE 3C to the Eleventh Amendment or (ii) except for the Capital Stock described in preceding clause (z), any Asset which is not required to be delivered as Collateral pursuant to the Pledge and Security Agreement or any other Credit Document as a result of any amendments, modifications or waivers heretofore or hereafter entered into (other than the amendment and waivers pursuant to Section 11 of Part I of the Eleventh Amendment); (2) so long as the CIGA Bridge Loan remains outstanding, same may be secured by the Capital Stock of CIGA in accordance with, and to the extent expressly permitted by, the terms of the Tenth Amendment; and (3) the Corporation and its Subsidiaries shall be permitted to create, incur, assume or suffer to exist any Lien upon or with respect to the Capital Stock of CIGA or New CIGA Owner, in either case, to secure the New CIGA Owner Financing to the extent permitted under Section 12 of Part I of the Eleventh Amendment, PROVIDED any such Liens upon the Capital Stock of New CIGA Owner shall be limited to up to sixty-six (66%) percent of such Capital Stock and shall be permitted only if the CIGA Bridge Loan is restructured, modified and amended as the "New CIGA Owner Financing"."

            (d) TECHNICAL AMENDMENTS TO REFLECT RELEASE OF GUARANTORS AND PLEDGORS.

            (i) The Credit Agreement is amended by (1) inserting SCHEDULE 7.35 attached to this Amendment as a new SCHEDULE 7.35 to the Credit Agreement and (2) inserting, immediately after the last word of Section 7.34 thereof (as a new Section 7.35), the following new Section 7.35:

            "7.35 RESTRICTED ASSETS. As of the date of the Eleventh Amendment,
            SCHEDULE 7.35 lists all Restricted Assets."

            (ii) Section 8.01(e) of the Credit Agreement shall be amended by (1) deleting the word "Furthermore," from the last sentence thereof and replacing same with "Furthermore, (x)" and (2) inserting, immediately after the last word of the last sentence of said Section 8.01(e), the following:


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            "and (y) from and after the Guarantor Release Date, each certificate delivered pursuant to this clause (e) shall also include an updated
            SCHEDULE 7.35 to the Credit Agreement which Schedule shall show any changes from the previously delivered certificate and which revised Schedule shall be certified as being true and correct in all material respects as of the date of such certificate."

            (iii) Section 8.13(a) of the Credit Agreement is amended by inserting, immediately after the last word of the first sentence thereof, the following proviso:

            "; PROVIDED that, notwithstanding anything contained hereunder or the other Credit Documents to the contrary, no Released Guarantor shall at any time be required to comply with the foregoing provisions of this Section 8.13."

            (iv) Section 8.14 of the Credit Agreement is amended by inserting, immediately after the last word thereof, the following proviso:

            "; PROVIDED that, notwithstanding anything contained hereunder or the other Credit Documents to the contrary, no Released Guarantor shall at any time be required to comply with the foregoing provisions of this Section 8.14."

            (v) Section 8.15(a) of the Credit Agreement is amended by inserting, immediately after the last word thereof, the following proviso:

            "; PROVIDED that, notwithstanding anything contained hereunder or the other Credit Documents to the contrary, no Released Guarantor shall at any time be required to comply with the foregoing provisions of this Section 8.15."

            (vi) Section 9.01 of the Credit Agreement is hereby amended by inserting in clause (xiv) thereof the phrase "or Released Guarantor" immediately after each reference to the phrase "Credit Party" in said clause (xiv).

            (vii) Section 9.02 of the Credit Agreement is hereby amended by:

                  (1) deleting the phrase "any Original Borrower or any
            Wholly-Owned Domestic Subsidiary of any Original Borrower which is a Credit Party" in each instance it appears in clause (xiii) of said
            Section 9.02 and by replacing said phrase in each such instance with the following phrase:

            "any Original Borrower, any Wholly-Owned Domestic Subsidiary of any Original Borrower which is a Credit Party, or any Released Guarantor",

                  (2) deleting the phrase "thereof; and" in the last line of said clause (xiii) of Section 9.02 and replacing same with the following phrase:


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            "thereof; PROVIDED that (w) the aggregate value of all transfers, conveyances, purchases, sales, loans, advances, leases, dispositions and other transactions (in each case determined without regard to any write-down or write-offs) actually made (or deemed made) pursuant to this clause (xiii) by, from, to or in all Released Guarantors (taken as a whole) shall not exceed one hundred million dollars ($100,000,000) at any time (but without duplication of any such amounts); (x) any transfer, conveyance, purchase, sale, loan, advance, lease, disposition or other transaction (in each case determined without regard to any write-downs or write-offs) actually made pursuant to this clause (xiii) from the date of the Eleventh Amendment through the Guarantor Release Date by, from, to or in any Credit Party which subsequently becomes a Released Guarantor on the Guarantor Release Date pursuant to the Eleventh Amendment shall, for the purpose of calculating the availability of the $100,000,000 basket referred to in preceding clause (w), be deemed to have been made by a Released Guarantor on the Guarantor Release Date (but without duplication of any such amounts); (y) the $100,000,000 basket referred to in preceding clause (w) shall be reduced dollar for dollar (but without duplication of any amounts) by the aggregate amount (in each case determined without regard to any write-downs or write-offs) of all Investments, loans, advances, and other transactions actually made (or deemed made) pursuant to Section 9.05(viii) hereof by, from, to or in any Released Guarantor on the Guarantor Release Date and thereafter; and (z) the transfers, conveyances, purchases, sales, loans, advances, leases, dispositions and other transactions actually made (or deemed made) pursuant to this Section 9.02(xiii) shall be permitted only if the $100,000,000 basket referred to in preceding clause (w) would not be reduced below $0, and", and

                  (3) deleting the phrase "Credit Parties" appearing in clause
            (iv) in the first sentence of the first paragraph immediately following clause (xiv) of Section 9.02 and inserting the phrase "Credit Party Subsidiary" in its place.

            (viii) Section 9.04 of the Credit Agreement is hereby amended by (1) inserting "(x)" immediately preceding the first reference to the phrase "Affiliate Debt" in the first sentence following clause (xvi) of said
      Section 9.04 and (2) inserting, immediately following the last word of said sentence, the following phrase:

            "and (y) in no event and at no time shall the Released Guarantors incur any Indebtedness pursuant to Section 9.04 from and after September 30, 2001 (but excluding any Indebtedness incurred by any Released Guarantor under clause (z) of Section 9.04(vii))."

            (ix) Section 9.05(viii) of the Credit Agreement is hereby amended and restated to read as follows:

            "(viii) after the Initial Borrowing Date and subject to Section 9.03, (I) the Corporation, any Subsidiary of the Corporation which is a Guarantor or any Released Guarantor may make intercompany loans and advances of cash to the Corporation, any other Subsidiary of the Corporation which is a Guarantor, or any Released Guarantor and (II) provided no Specified Default and no Event of Default then exists or would result therefrom, the Corporation, any Original Borrower, any Released Guarantor or any Wholly-Owned Domestic Subsidiary of any Original Borrower which is a Credit Party may (x) make Investments or intercompany loans and advances, in each case, resulting from intercompany Asset transfers made in accordance with the requirements of Section 9.02(xiii) and (y) cancel, forgive, eliminate, exchange, prepay, redeem or otherwise reduce the amount of any intercompany loans or advances of cash or any other Assets owed to it by any other Credit Party or Released Guarantor; PROVIDED that all intercompany loans and advances made pursuant to this clause (viii) are subject to the provisions of validly executed Subordination Agreements as required by the last paragraph of
            Section 9.04; and PROVIDED FURTHER that (w) the aggregate value of all outstanding Investments, loans, advances, and other transactions (in each case determined without regard to any write-downs or write-offs thereof) actually made (or deemed made) pursuant to this clause (viii) by, from, to, or in all Released Guarantors (taken as a whole) shall not exceed one hundred million dollars ($100,000,0000) at any time (but without duplication of any such amounts); (x) any Investment, loan, advance or other transaction actually made pursuant to this clause (viii) from the date of the Eleventh Amendment through the Guarantor Release Date by, from, to, or in any Credit Party which subsequently becomes a Released Guarantor on the Guarantor Release Date pursuant to the Eleventh Amendment shall, for the purpose of calculating the availability of the $100,000,000 basket referred to in preceding clause (w), be deemed to have been made by, from, to or in (as the case may be) a Released Guarantor on the Guarantor Release Date (but without duplication of any such amounts); (y) the $100,000,000 basket referred to in preceding clause (w) shall be reduced dollar for dollar (but without duplication of any amounts) by the aggregate value of all transfers, conveyances, purchases, sales, loans, advances and other transactions actually made (or deemed made) pursuant to Section 9.02(xiii) hereof by, from, to, or in any Released Guarantor; and (z) the Investments, loans, advances, and other transactions actually made (or deemed made) pursuant to this
            Section 9.05(viii) shall be permitted only if the $100,000,000 basket referred to in preceding clause (w) would not be reduced below $0;"

            (x) Section 9.16 of the Credit Agreement is amended by inserting, immediately after the last word of subsection (b) thereof, the following new subsection (as a new subsection (c) therein):

            "(c) Notwithstanding anything contained hereunder or the other Credit Documents to the contrary (but subject to the provisions of Section 11(a)(iii) of Part I of the Eleventh Amendment to the extent applicable), no Released Guarantor shall at any time be required to comply with the foregoing provisions of this Section and none of the Corporation or any of its Subsidiaries shall be required to pledge any Restricted Assets pursuant to the Pledge and Security Agreement or otherwise."

            (xi) Section 9.18 of the Credit Agreement is amended by inserting, immediately following the last word of the second sentence thereof, the following phrase:

            "(subject to the relevant provisions of the Eleventh Amendment)."

            (xii) Section 10.08 of the Credit Agreement is hereby amended by inserting, immediately following the word "Except" in the first line thereof, the following:

            "in accordance with the release provisions of the Credit Agreement (including, without limitation, the terms and provisions of the Eleventh Amendment) and except".

            (xiii) The definition of "Authorized Officer" in Section 11.01 of the Credit Agreement is amended by inserting the phrase "or Released Guarantor" immediately following each reference to the phrase "Credit Party" appearing therein. In addition, the following definitions in
      Section 11.01 of the Credit Agreement shall be amended and restated to read as follows:

            "Credit Party" shall mean each Borrower and each Guarantor (but specifically excluding any Released Guarantor).

            "Guarantor" shall mean and include each Principal Guarantor and each Subsidiary of the Corporation which executes and delivers the Guaranty, or a counterpart thereof, as (x) required by Section 5.11,
            8.15 or any other provision of this Agreement or (y) permitted by the relevant provisions of this Agreement or the Eleventh Amendment; PROVIDED that any such Subsidiary shall cease to be a Guarantor (although, in accordance with the provisions of the Eleventh Amendment, a Subsidiary which ceases to be a Guarantor may, at the option of the Corporation and the respective such Subsidiary, subsequently become a Guarantor, in which case this proviso shall no longer be applicable to the respective such Subsidiary) at such time, if any, as it is released from the Guaranty in accordance with the express provisions thereof or hereof

            (including, without limitation, by application of the Eleventh Amendment). As of the Initial Borrowing Date, the Guarantors are listed in Part I of Schedule 7.16. As of the Eleventh Amendment Effective Date, the Guarantors are the Remaining Guarantors as described in the Eleventh Amendment."

            (e) AUTHORIZATION OF COLLATERAL AGENT ACTIONS. From and after the Guarantor Release Date, the Lenders hereby authorize the Collateral Agent, upon the request of any Credit Party or one or more of the Released Guarantors, and at the joint and several expense of the Credit Parties and the Released Guarantors, to (x) deliver to the Corporation or the respective Released Guarantors such Released Collateral as is then in possession of the Collateral Agent and (y) execute such other documents, notices and assurances as may be reasonably requested of the Collateral Agent, and in each case in form and substance satisfactory to the Collateral Agent, to effect or evidence the releases expressly authorized by this Section 11.

            (f) EFFECTIVENESS OF THE PROVISIONS OF THIS SECTION 11. Notwithstanding anything to the contrary contained elsewhere in this Amendment, the provisions of this Section 11 shall only become effective, and the releases contemplated hereby shall only occur, upon the date (the "GUARANTOR RELEASE DATE") upon which each and every condition set forth below is satisfied to the reasonable satisfaction of the Administrative Agents, PROVIDED such Guarantor Release Date shall not occur in any event prior to January 31, 2002:

            (i) the Eleventh Amendment Effective Date (as defined below) shall have occurred;

            (ii) (A) all Senior Secured Bridge Notes outstanding on the date of the Eleventh Amendment Effective Date shall have been permanently repaid in full or (B) the holders of all the outstanding principal amount of such Notes shall have consented to this Amendment, including the release of the Released Guarantors and the Released Collateral;

            (iii) since the date of the Eleventh Amendment, there has been no material amendment or modification to paragraph (f) of Rule 3-10 or Rule 3-16 of Regulation S-X of the Securities and Exchange Commission;

            (iv) no Subsidiary of the Corporation (other than the Principal Guarantors and any other Remaining Guarantor) shall be obligated (as guarantor or otherwise) with respect to any outstanding ITT Notes or Senior Notes, and no outstanding ITT Notes or Senior Notes shall under any circumstance (other than the respective Subsidiary subsequently furnishing guarantees in respect of Indebtedness pursuant to this Agreement) require that any Subsidiaries of the Corporation (other than the Principal Guarantors and any other Remaining Guarantor) execute and deliver any guaranty or other Contingent Obligation in respect of the ITT Notes or such Senior Notes;

            (v) no Default or Event of Default shall exist on the Guarantor Release Date or immediately after giving effect thereto;

            (vi) all representations and warranties contained in the Credit Agreement and in the other Credit Documents shall be true and correct in all material respects on the Guarantor Release Date (and immediately after giving effect thereto) with the same effect as though such representations and warranties had been made on the Guarantor Release Date (both before and after giving effect thereto); provided that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects only as of such specified date;

            (vii) the Corporation shall have delivered to the Administrative Agents (each dated the Guarantor Release Date) (A) an officers' certificate in form and substance, and executed by officers, reasonably satisfactory to the Administrative Agents, certifying the satisfaction of all conditions to the occurrence of the Guarantor Release Date as contained herein and (B) the Opinion Certificate, which shall be addressed to the Lenders, executed by an Authorized Officer of the Corporation and which shall be in the form of the Opinion Certificate attached as Exhibit A to the form of opinion from Sidley Austin Brown & Wood attached hereto as Exhibit A, with any modifications thereto to be reasonably satisfactory to the Administrative Agents, and with the blanks therein to be filled out to the reasonable satisfaction of the Administrative Agents; and

            (viii) the Administrative Agents shall have received a legal opinion, addressed to the Lenders and dated the Guarantor Release Date, from each of (A) Sidley Austin Brown & Wood, (B) Ballard Spahr Andrews and Ingersoll, LLP as to certain matters of Maryland law, and (C) in-house counsel of the Corporation, in each case, covering such matters as may have been reasonably requested by the Administrative Agents; it being acknowledged that the opinion from Sidley Austin Brown & Wood shall be in the form of opinion attached hereto as EXHIBIT A.

            The Paying Agent shall give the Lenders and the Corporation prompt written notice of the Guarantor Release Date.

            SECTION 12. CIGA RESTRUCTURING TRANSACTIONS.

            (a) CONSENT. (1) Subject to compliance with the applicable provisions of the Credit Agreement (as amended hereby), the Lenders hereby consent to the incurrence of the New CIGA Owner Financing so long as each of the following conditions is satisfied:

            (i) the aggregate principal amount of New CIGA Owner Financing shall at no time outstanding exceed the Maximum New CIGA Owner Financing Amount as then in effect;

            (ii) the aggregate principal amount of New CIGA Owner Financing from time to time outstanding (or $400,000,000 thereof, if the aggregate principal amount outstanding is greater than $400,000,000) shall be deemed to constitute a utilization of the Recourse Basket, with the New CIGA Owner Financing being permitted to be incurred or remain outstanding, as the case may be, only if the aggregate principal amount thereof (or $400,000,000 thereof, if the aggregate principal amount outstanding is greater than $400,000,000) is justified as being incurred or outstanding pursuant to, and is permitted in accordance with the relevant terms of, Section 9.04(xii) of the Credit Agreement;

            (iii) at the time of, or prior to, the incurrence of the New CIGA Owner Financing, the CIGA Stock Transfer shall have occurred;

            (iv) all terms and conditions of the New CIGA Owner Financing shall be reasonably satisfactory to the Lead Agents (including, without limitation, the financial covenants contained therein, the required repayments with asset sale proceeds contained therein and the maturity date thereof, which date shall not occur in any event earlier than the Final Maturity Date);

            (v) the only Persons permitted to be obligated with respect to the New CIGA Owner Financing (whether directly or indirectly, contingently or otherwise, and including any obligors, guarantors or Persons which grant a security interest in any of their assets) shall be (x) CIGA Borrower, New CIGA Owner, CIGA and Subsidiaries of CIGA, each of whom may be obligated as a direct obligor and/or as a guarantor and (y) the Corporation and Starwood REIT, each of whom may provide an unsecured guarantee in respect of the New CIGA Owner Financing;

            (vi) the only security for the New CIGA Owner Financing shall consist of assets and/or property of CIGA Borrower, New CIGA Owner, CIGA and Subsidiaries of CIGA;

            (vii) at the time of, or immediately after, the first incurrence of Indebtedness pursuant to the New CIGA Owner Financing, either (x) the CIGA Bridge Loan shall have been permanently repaid in full and all commitments thereunder shall have been permanently terminated or (y) the CIGA Bridge Loan shall have been modified and amended as the "New CIGA Owner Financing" in a manner satisfying the conditions of this Amendment applicable to the New CIGA Owner Financing;

            (viii) all net cash proceeds received by the Corporation or any of its Subsidiaries pursuant to the New CIGA Owner Financing shall be used, if such New CIGA Owner Financing consists of new Indebtedness (as opposed to a modification and amendment of the CIGA Bridge Loan) or if such new modification of the CIGA Bridge Loan provides net cash proceeds in excess of the outstanding Indebtedness of the CIGA Bridge Loan, (x) first, if such New CIGA Owner Financing consists of new Indebtedness (as opposed to a modification and amendment of the CIGA Bridge Loan), to permanently repay in full the CIGA Bridge Loan and (y) to the extent in excess of the amounts used as described in preceding clause (x), promptly (but in any event within fifteen (15) days after the New CIGA Owner Financing Date) dividended or loaned, in accordance with the applicable provisions of
      Section 9.05(xviii), to the CIGA Borrower and/or Sheraton International, PROVIDED that all net cash proceeds applied pursuant to preceding clause
      (y) shall also be deemed to constitute Debt Proceeds which shall further be required to be applied in accordance with the requirements of Section 4.02(d) of the Credit Agreement (it being understood and agreed that the maximum amount of Debt Proceeds as described above in this proviso which shall be permitted to be reinvested in accordance with clause (z) of the proviso to Section 4.02(d) of the Credit Agreement shall be equal to the remainder (if greater than $0) of (a) the amount of the New CIGA Owner Financing deemed to constitute a utilization of the Recourse Basket pursuant to Section 9.04(xvii) of the Credit Agreement less (b) the aggregate amount of such Debt Proceeds used pursuant to sub-clause (x) of this clause (viii)) and PROVIDED further, that under no circumstance shall any excess cash proceeds pursuant to the New CIGA Owner Financing be used to repay the Senior Secured Bridge Notes;

            (ix) at the time of the incurrence of the New CIGA Owner Financing and immediately after giving effect thereto, no Specified Default or Event of Default shall be in existence, and the Corporation shall have delivered a certificate to the Paying Agent establishing compliance with the financial covenants contained in Sections 9.08 through 9.11 inclusive, and Sections 9.23 and 9.27 for the Reference Period, on a Pro Forma Basis;

            (x) if the New CIGA Owner Financing consists of new Indebtedness incurred by an entity other than CIGA Borrower, the CIGA Borrower shall have taken, to the reasonable satisfaction of the Paying Agent and the Collateral Agent, all actions described in Section 8.15 of the Credit Agreement so that the CIGA Borrower becomes a Guarantor pursuant to the Guaranty and for purposes of the Credit Agreement, on the date of the first incurrence of any Indebtedness pursuant to the New CIGA Owner Financing; and

            (xi) prior to the modification and amendment of the CIGA Bridge Loan as the "New CIGA Owner Financing," the Corporation shall have delivered a notice to the Lead Agents, specifying that the CIGA Bridge Loan, as amended and modified, constitutes the New CIGA Owner Financing and that the final maturity date of the CIGA Bridge Loan, as so modified and amended, and constituting the New CIGA Owner Financing, shall extend up to or beyond the Final Maturity Date.

            (2) Notwithstanding anything to the contrary contained in the Credit Agreement (including without limitation, Sections 9.02 and 9.05 thereof) or the other Credit Documents, the Lenders consent to (x) the Corporation and its Subsidiaries entering into and consummating the CIGA Stock Transfer and the New Capital Stock Transaction and (y) the consummation of the New CIGA Owner Restructuring, in each case described in clause (x) or (y) above, subject to the conditions of this Amendment and so long as no Specified Default and no Event of Default then exists.

            (b) PLEDGE AND SECURITY AGREEMENT COLLATERAL; SECTIONS 8.13, 9.02(xiii) AND 9.16. Notwithstanding anything to the contrary contained in the Credit Agreement (including, without limitation, Sections 8.13, 9.02(xiii) and
9.16 thereof and the Tenth Amendment) or the other Credit Documents, the Corporation and its Subsidiaries shall be permitted to do the following: (i) the Corporation, CIGA Borrower, Sheraton International and New CIGA Owner or any of the other Subsidiaries of the Corporation shall not be required to pledge all or any portion of their respective interests in the Capital Stock of CIGA to the Collateral Agent for the benefit of the Secured Creditors; (ii) after giving effect to the CIGA Stock Transfer and the New Capital Stock Transaction, (a) CIGA Borrower and Sheraton International shall not be required to pledge all or any portion of their respective interests in the Capital Stock of New CIGA Owner to the Collateral Agent for the benefit of the Secured Creditors and (b) any Capital Stock in New CIGA Owner previously pledged to the Collateral Agent for the benefit of the Secured Creditors shall be released; and
(iii) the New CIGA Owner may instead pledge all or any portion of its right, title and interest in the Capital Stock of CIGA to the New CIGA Lenders or CIGA Borrower shall be permitted to pledge all or any portion of its right, title and interest in up to sixty-six percent (66%) of the Capital Stock of New CIGA Owner to the New CIGA Lenders, in either case, to secure obligations pursuant to the New CIGA Owner Financing.

            (c) DELETION OF CERTAIN PROVISIONS IN TENTH AMENDMENT. Upon the occurrence of the New CIGA Owner Financing Date, the provisos to Section 1(b) of the Tenth Amendment shall be deemed deleted in their entirety.

            (d) LIENS; SECTION 9.01(xix). Section 9.01(xix) of the Credit Agreement is hereby amended by deleting the proviso thereto (and the comma immediately preceding said proviso) and inserting the following new text in lieu thereof:

            "and (xvii), provided that (x) the New CIGA Owner Financing may only be secured by assets owned by New CIGA Owner, CIGA and Subsidiaries of CIGA and up to sixty-six (66%) percent of the Capital Stock of New CIGA Owner owned by CIGA Borrower and (y) prior to the incurrence of any such Indebtedness the Corporation shall deliver a certificate to the Paying Agent establishing compliance with the financial covenants contained in Sections 9.08 through 9.11, inclusive, and Sections 9.23 and 9.27, for the Reference Period, on a Pro Forma Basis".

            (e) NEW CIGA OWNER FINANCING; SECTION 9.04. Section 9.04 of the Credit Agreement is hereby amended by (i) deleting the word "and" immediately following the clause (xv) thereof, (ii) deleting the period appearing at the end of clause (xvi) thereof and inserting "; and" in lieu thereof and (iii) inserting the following new clause (xvii) immediately after clause (xvi) thereof:

            "(xvii) in addition to all other permitted Indebtedness described in clauses (i) through (xvi) of this Section 9.04 (except as otherwise provided in clause (x) of the proviso hereto), additional Indebtedness of CIGA Borrower (but only with respect to the amendment and modification of the CIGA Bridge Loan as the "New CIGA Owner Financing"), New CIGA Owner, CIGA and/or Subsidiaries of CIGA (which may be guaranteed on an unsecured basis by the Corporation and Starwood REIT) pursuant to the New CIGA Owner Financing may be incurred and remain outstanding in an aggregate principal amount which shall at no time exceed the Maximum New CIGA Owner Financing Amount as then in effect; provided that (x) the aggregate principal amount of New CIGA Owner Financing from time to time outstanding (or $400,000,000 thereof, if the aggregate principal amount outstanding is greater than $400,000,000) shall be deemed to constitute a utilization of the Recourse Basket, with the New CIGA Owner Financing being permitted to be incurred or remain outstanding, as the case may be, only if the aggregate principal amount thereof (or $400,000,000 thereof, if the aggregate principal amount outstanding is greater than $400,000,000) is justified as being incurred or outstanding pursuant to, and is permitted in accordance with the relevant terms of, Section 9.04(xii) above and (y) all other conditions to the incurrence of the New CIGA Owner Financing as set forth in Section 12(a)(1) of the Eleventh Amendment have been satisfied."

            (f) INVESTMENTS: SECTION 9.05.

                  (i) From and after the Eleventh Amendment Effective Date,
            Section 9.05 of the Credit Agreement shall be amended by (i) deleting the word "and" appearing at the end of clause (xvi) thereof, (ii) deleting the period appearing at the end of clause
            (xvii) and inserting "; and" in lieu thereof and (iii) inserting the following new clause (xviii) immediately after clause (xvii) thereof:

            "(xviii) Subject to Section 9.03 hereof and so long as no Specified Default and no Event of Default then exists or would exist immediately after giving effect thereto, in addition to other investments permitted hereunder, the Corporation and its Subsidiaries shall be permitted to do any of the following, in each case in accordance with the requirements of the Eleventh Amendment:
            (A) effect the CIGA Stock Transfer, the New Capital Stock Transaction and the New CIGA Owner Restructuring and (B) Sheraton International and/or the CIGA Borrower may receive promissory notes from New CIGA Owner as partial consideration for the CIGA Stock Transfer (so long as no cash or other assets, other than the Capital Stock conveyed pursuant to the CIGA Stock Transfer, are conveyed or loaned in connection therewith).".

                  (ii) From and after the New CIGA Owner Financing Date, Section
            9.05 of the Credit Agreement shall be amended by deleting clauses
            (xvii) and (xviii) thereof (which clause (xviii) shall have been added pursuant to preceding clause (i)) in their entirety and by inserting the following new text in lieu thereof:

            "(xvii) (A) the creation and establishment of the CIGA Borrower and the transfer of up to sixty-six percent (66%) of the Ordinary Shares of CIGA to the CIGA Borrower prior to the New CIGA Owner Financing Date in accordance with the provisions of the Tenth Amendment is permitted and (B) any intercompany loans and advances between CIGA Borrower and Sheraton International and outstanding on the New CIGA Owner Financing Date shall be permitted to remain outstanding thereafter so long as same comply with the requirements of (and are thereafter permitted pursuant to)
            Section 9.05(viii); and

            (xviii) Subject to Section 9.03 hereof and so long as no Specified Default and no Event of Default then exists or would exist immediately after giving effect thereto, in addition to any other investments permitted hereunder, the Corporation and its Subsidiaries shall be permitted to do any of the following: (A) effect the CIGA Stock Transfer, the New Capital Stock Transaction and the New CIGA Owner Restructuring, in each case in accordance with the requirements of the Eleventh Amendment and (B)(i) Sheraton International and/or the CIGA Borrower may receive promissory notes from New CIGA Owner as partial consideration for the CIGA Stock Transfer (so long as no cash or other assets, other than the Capital Stock conveyed pursuant to the CIGA Stock Transfer, are conveyed or loaned in connection therewith), (ii) the New CIGA Owner may make one or more intercompany loans, distributions (in addition to, and not in limitation of, the payment of any Dividends to the extent permitted under Section 9.03 hereof) and advances of cash to Sheraton International and/or the CIGA Borrower, and Sheraton International and/or the CIGA Borrower may repay any such distributions, advances and loans (together with any interest due thereon) so long as the proceeds of such distributions, advances and loans are promptly used to repay or prepay any amounts owing under the New CIGA Owner Financing and (iii) Sheraton International and/or the CIGA Borrower may make one or more distributions, advances, intercompany loans and such other Investments in or to New CIGA Owner under the preceding clause (B)(ii) for the following: (x) to pay any amounts due under the New CIGA Owner Financing so long as such amounts are promptly used for such purposes and (y) for the ordinary working capital of New CIGA Owner so long as (i) such amounts are not further distributed, advanced or loaned to CIGA or any other Subsidiary of the New CIGA Owner and (ii) any such Investment otherwise complies with Section 9.26; and PROVIDED that all intercompany loans and advances made pursuant to this clause (xviii) shall be subject to the provisions of validly executed Subordination Agreements as required by the last paragraph of
            Section 9.04.".

            (g) LIMITATION ON VOLUNTARY PAYMENTS AND MODIFICATIONS OF NEW CIGA OWNER FINANCING; SECTION 9.12. (i) Section 9.12 of the Credit Agreement is hereby amended by inserting immediately after the phrase "any Senior Note (except that" appearing in clause (iii) thereof the following text:

            "(i) the Series A Convertible Senior Notes may be repaid by the Corporation on or about May 25, 2002 as a result of any exercise of certain purchase rights by the holders thereof requiring the Corporation to purchase such holders' outstanding Series A Convertible Senior Notes on such date and (ii)".

            (ii) Section 9.12 of the Credit Agreement is also hereby amended by
(i) deleting the phrase ", or any other Senior Note Documents," appearing in subclause (ii)(w) thereof and by inserting in lieu thereof the phrase "or any New CIGA Owner Financing, or any other Senior Note Document," in lieu thereof and (ii) deleting the phrase "Maximum QPS Scheduled Asset Sale Credit Amount.)" appearing in subclause (iii) thereof and by inserting in lieu thereof the following new text:

            "Maximum QPS Scheduled Asset Sale Credit Amount) or any New CIGA Owner Financing (except that the New CIGA Owner Financing may be repaid so long as no Specified Default and no Event of Default then exists or would exist after giving effect to the respective repayment)".

            (h) CERTAIN RESTRICTIONS ON SUBSIDIARIES; SECTION 9.13. From and after the New CIGA Owner Financing Date, Section 9.13 of the Credit Agreement shall be amended by deleting clause (xiv) thereof in its entirety and by inserting in lieu thereof the following new clause (xiv):

            ", (xiv) restrictions (and, under certain circumstances, prohibitions) contained in any of the documents evidencing, securing or otherwise relating to the New CIGA Owner Financing, with respect to (A) the payment or distribution of any Dividends, (B) the making of any intercompany loans or advances or (C) the transfer of any property or Assets, in each case, by CIGA Borrower (but only with respect to the amendment and modification of the CIGA Bridge Loan as the "New CIGA Owner Financing"), the New CIGA Owner and/or any of their respective Subsidiaries on the one hand, to the Corporation and/or any of its Subsidiaries (other than CIGA Borrower, New CIGA Owner and their respective Subsidiaries) on the other hand, if such prohibition or restriction arises only after the occurrence (but only during the existence) of an event of default under the New CIGA Owner Financing (which event of default does not arise solely as a result of the breach of a covenant prohibiting the taking of any of the actions described in preceding clauses (A), (B) or (C) (unless such action would cause a breach of a material financial covenant thereunder))."

            (i) ISSUANCE OF CAPITAL STOCK; SECTION 9.14(B). Section 9.14(b) of the Credit Agreement is amended by (i) deleting the romanette number "(vi)" before the word "issuances" and replacing said romanette number with "(vii)",
(ii) deleting the word "and" immediately preceding subclause (vi) thereof and replacing said word with a comma and (iii) inserting, immediately after the last word of clause (vii) (after giving effect to the changes contemplated by clause (i) above), the following:

            ", and (viii) issuances of Capital Stock by New CIGA Owner and/or its Subsidiaries to any other Subsidiary of the Corporation (each of which Subsidiaries, in the case of issuances of Capital Stock by New CIGA Owner, shall be (or immediately thereafter become) a Guarantor, except for CIGA Borrower, which shall only be required to become a Guarantor if the CIGA Bridge Loan has been repaid in full and has not otherwise been modified or amended as the "New CIGA Owner Financing") in connection with the CIGA Stock Transfer, the New Capital Stock Transaction, the New CIGA Owner Restructuring and the transactions contemplated thereby".

            (j) CIGA TRANSACTIONS RESTRICTIONS; SECTION 9.26. (i) From and after the New CIGA Owner Financing Date and provided only if the New CIGA Owner Financing consists of an amendment and modification of the CIGA Bridge Loan (and not the incurrence of new Indebtedness by an entity other than CIGA Borrower),
Section 9.26 of the Credit Agreement shall be amended by deleting same in its entirety and replacing the text thereof with the following new text:

            "9.26 CIGA TRANSACTIONS RESTRICTIONS. (a) The CIGA Borrower shall own no Assets other than (i) its ownership interest in the Capital Stock of New CIGA Owner in an amount up to sixty-six percent (66%) of such Capital Stock, (ii) cash and Cash Equivalents held for general corporate and administrative purposes or otherwise in the ordinary course of CIGA Borrower's business (but in no event shall CIGA Borrower hold cash or Cash Equivalents in an amount in excess of $5,000,000 (such amount, the "CIGA BORROWER WORKING CAPITAL AMOUNT") for a period longer than five (5) consecutive Business
            Days), or (iii) intercompany Indebtedness owed to CIGA Borrower which is expressly permitted pursuant to Section 9.05(xviii), and
            (b) CIGA Borrower shall not acquire any Assets (other than as described in preceding clause (a)) without the prior written consent of the Required Lenders; PROVIDED, this Section 9.26 shall be deemed to be deleted in its entirety and shall be of no further force or effect from and after the date of the permanent repayment of the New CIGA Owner Financing."

            (ii) From and after the New CIGA Owner Financing Date and provided only if the New CIGA Owner Financing consists of new Indebtedness incurred by an entity other than CIGA Borrower, Section 9.26 of the Credit Agreement shall be amended by deleting same in its entirety and replacing the text thereof with the following new text:

            "9.26 NEW CIGA OWNER RESTRICTIONS. (a) New CIGA Owner shall own no Assets other than (i) either its one hundred percent (100%) ownership interest in the Capital Stock of CIGA or its direct or indirect one hundred percent (100%) ownership interest in the CIGA Assets or the equity in the Subsidiaries owning such CIGA Assets,
            (ii) cash and Cash Equivalents held for general corporate and administrative purposes or otherwise in the ordinary course of New CIGA Owner's business (but in no event shall New CIGA Owner hold cash or Cash Equivalents in an amount in excess of $5,000,000 (such amount, the "NEW CIGA OWNER WORKING CAPITAL AMOUNT") for a period longer than five (5) consecutive Business Days), (iii) intercompany Indebtedness owed to New CIGA Owner which is expressly permitted pursuant to Section 9.05(xviii), or (iv) existing Assets which consist solely of certain management agreements, as described on
            SCHEDULE 9.26 to the Eleventh Amendment; and (b) New CIGA Owner shall not acquire any Assets (other than as described in preceding clause (a)) without the prior written consent of the Required Lenders; PROVIDED, this Section 9.26 shall be deemed to be deleted in its entirety and shall be of no further force or effect from and after the date of the permanent repayment of the New CIGA Owner Financing."

            (k) CIGA LEVERAGE RATIO; SECTION 9.27. Section 9 of the Credit Agreement is hereby further amended by inserting the following new Section 9.27 immediately after the Section 9.26 thereof:

            "9.27 MAXIMUM CIGA LEVERAGE RATIO. From the time, and only for so long as, the New CIGA Owner Financing is outstanding, the Borrowers will not permit the CIGA Leverage Ratio at any time (x) prior to December 31, 2002, to be greater than 6.25:1.00 and (ii) at any time on or after December 31, 2002, to be greater than 5.00:1:00."

            SECTION 13. REPLACEMENT OF RIGHT TO INCUR FRENCH FRANC REVOLVING LOANS WITH RIGHT TO INCUR EURO REVOLVING LOANS. From and after the Eleventh Amendment Effective Date, the provisions permitting the incurrence of French Franc Revolving Loans from Lenders (if any) having French Franc Revolving Loan Sub-Commitments shall be replaced with the right of the respective Alternate Currency Revolving Loan Borrower to incur Euro Revolving Loans from such Lenders (if any) that from time to time have Euro Revolving Loan Sub-Commitments. To effectuate same, the following modifications are hereby made to the Credit
Agreement:

            (a) Section 1.06(a) of the Credit Agreement is hereby amended by deleting clause (vi) thereof in its entirety and by inserting in lieu thereof the following new clause (vi):

            "(vi) if Euro Revolving Loans, by a promissory note duly executed and delivered by the respective Alternate Currency

            Revolving Loan Borrower substantially in the form of Exhibit C-6 with blanks appropriately completed in conformity herewith (each a "EURO REVOLVING NOTE" and, collectively, the "EURO REVOLVING NOTES") and".

            (b) Section 1.06 of the Credit Agreement is hereby further amended by deleting clause (g) thereof in its entirety and by inserting in lieu thereof new clause (g):

            "(g) The Euro Revolving Note issued by each Alternate Currency Revolving Loan Borrower that desires to incur Euro Revolving Loans to each Lender that has a Euro Revolving Loan Sub-Commitment or outstanding Euro Revolving Loans shall (i) be executed by the respective Alternate Currency Revolving Loan Borrower, (ii) be payable to the order of such Lender (or an affiliate designated by such Lender) and be dated the Initial Borrowing Date (or, if issued thereafter, the date of issuance), (iii) be in a stated principal amount (expressed in Euros) which exceeds by 25% the Euro Equivalent (as of the date of issuance) of the respective Lender's Euro Revolving Loan Sub-Commitment, PROVIDED that if, because of fluctuations in exchange rates after the Initial Borrowing Date, the amount of the Euro Revolving Note of any Alternate Currency Revolving Loan Borrower held by any Lender would not be at least as great as the outstanding principal amount of Euro Revolving Loans made by such Lender at any time outstanding and evidenced thereby, the respective Lender may request (and in such case the respective Alternate Currency Revolving Loan Borrower shall promptly execute and deliver) a new Euro Revolving Note in an amount equal to the greater of (x) that amount (expressed in Euros) which at that time exceeds by 25% the Euro Equivalent of the respective Lender's Euro Revolving Loan Sub-Commitment or (y) the then outstanding principal amount of all Revolving Loans made by such Lender to such Alternate Currency Revolving Loan Borrower, (iv) be payable in Euros in the outstanding principal amount of the Euro Revolving Loans evidenced thereby, (v) mature on the Revolving Loan Maturity Date, (vi) bear interest as provided in the appropriate clause of Section 1.09 in respect of the Euro Revolving Loans made to the respective Alternate Currency Revolving Loan Borrower and evidenced thereby, (vii) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02, and (viii) be entitled to the benefits of this Agreement and the other Credit Documents."

            (c) Section 1.09(f) of the Credit Agreement is hereby amended by deleting in its entirety and by inserting in lieu thereof the following new clause (f):

            "(f) Each Alternate Currency Revolving Borrower hereby agrees to pay interest in respect of the unpaid principal amount of each Euro Revolving Loan made to such Borrower from the date the proceeds thereof are made available to such Borrower until the maturity thereof (whether by acceleration or otherwise) at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the Applicable Margin plus the Euro LIBOR Rate for such Interest Period."

            (d) Section 1.09(h) of the Credit Agreement is hereby amended by deleting the text of clause (3) thereof in its entirety and by inserting in lieu thereof the following new text:

            "(3) in the case of overdue principal of, and interest or other amounts owing in respect of, Euro Revolving Loans, equal to 2% per annum in excess of the Applicable Margin (calculated based on level 8 pricing as shown in the definition of Applicable Margin) plus the Euro LIBOR Rate for such successive periods not exceeding three months as the Paying Agent may determine from time to time in respective amounts comparable to the amount not paid and".

            (e) Section 1.11(b) of the Credit Agreement is hereby amended by deleting the term "French Franc Euro Rate" appearing therein and by inserting in lieu thereof the term "Euro Rate."

            (f) The following defined terms contained in Section 11 of the Credit Agreement shall be modified as described below:

            (i) The definitions of "Canadian Dollar Revolving Loan Sub-Commitment" and "Pounds Sterling Revolving Loan Sub-Commitment" are hereby amended by deleting the phrase "French Franc Revolving Loan Sub-Commitment" in each place appearing therein and by substituting therefor the term "Euro Revolving Loan Sub-Commitment".

            (ii) The definition of "Majority Euro Lenders" is hereby modified by deleting the phrase "French Franc Revolving Loans" contained therein and by inserting in lieu thereof the phrase "Euro Revolving Loans".

            (iii) The definition of "Payment Office" is hereby modified by amending and restating clause (iv) appearing in said definition to read as follows:

            "(iv) in respect of Euro Revolving Loans, to Deutsche Bank AG, Frankfurt, Account: Deutsche Bank London, Account #: 9257999, Ref:
            Starwood Lodging, Attention: Loans Agency, or in each case such other office as the Paying Agent may hereafter designate in writing as such to the other parties hereto."

            (iv) The definition of "Revolving Notes" is hereby modified by deleting the term "French Franc Revolving Note" appearing therein and by inserting in lieu thereof the term "Euro Revolving Notes."

            (v) The definition of "Type" is hereby modified by deleting the term "French Franc Revolving Loan" appearing therein and by inserting in lieu thereof the term "Euro Revolving Loan."

            (g) Section 11 of the Credit Agreement is hereby amended by deleting the defined terms "Alternate Currency", "Alternate Currency Equivalent", "Alternate Currency Revolving Loan Sub-Commitment", "Euro Rate", "Euro Rate Loan", "French Franc Equivalent", "French Franc Euro Rate", "French Franc Revolving Loan", "French Franc Revolving Loan Sub-Commitment", "French Franc Revolving Notes" and "French Francs" appearing therein in their entirety and by inserting in Section 11 of the Credit Agreement the following new defined terms in appropriate alphabetical order:

            "Alternate Currency" shall mean each of Canadian Dollars, Euros and Pounds Sterling.

            "Alternate Currency Equivalent" shall mean the Canadian Dollar Equivalent, Euro Equivalent or Sterling Equivalent, as the case may be.

            "Alternate Currency Revolving Loan Sub-Commitment" means, as to any Alternate Currency Lender, the Pounds Sterling Revolving Loan Sub-Commitment, Canadian Dollar Revolving Loan Sub-Commitment and/or Euro Revolving Loan Sub-Commitment, as appropriate, of the respective Alternate Currency Lender.

            "Euro Rate" shall mean and include each of the Eurodollar Rate, the Euro LIBOR Rate and the Sterling Euro Rate.

            "Euro Rate Loan" shall mean each Eurodollar Loan, each Euro Revolving Loan and each Sterling Revolving Loan.

            "Euro Equivalent" shall mean, at any time for the determination thereof, the amount of Euros which could be purchased with the amount of Dollars involved in such computation at the spot exchange rate therefore as quoted by the Paying Agent as of 11:00 A.M. (London time) on the date two Business Days prior to the date of any determination thereof for purchase on such date.

            "Euro LIBOR Rate" shall mean (i) the rate per annum that appears on page 3740 of the Dow Jones Markets Screen (or any successor page) for deposits in Euros with maturities comparable to the Interest Period applicable to the Euro Revolving Loans subject to the respective Borrowing commencing two Business Days thereafter as of 11:00 A.M. (London time) on the date which is two Business Days prior to the commencement of the respective Interest Period or (ii) if such a rate does not appear on page 3740 of the Dow Jones Markets Screen (or any successor page), the offered quotation to first-class banks in the London interbank market by BTCo for deposits in Euros of amounts in immediately available funds comparable to the outstanding principal amount of the Euro Loan of BTCo with maturities comparable to the

Interest Period applicable to such Euro Revolving Loan commencing two Business Days thereafter as of 11:00 A.M. (London time) on the date which is two Business Days prior to the commencement of such Interest Period; provided, that in the event the Paying Agent has made any determination pursuant to Section 1.11(a)(i) in respect of Euro Revolving Loans, or in the circumstances described in clause
(i) to the proviso to Section 1.11(b) in respect of Euro Revolving Loans, the Euro LIBOR Rate determined pursuant to this definition shall instead be the rate determined by BTCo as the all-in-cost of funds for BTCo to fund such Euro Revolving Loan with maturities comparable to the Interest Period applicable thereto.

            "Euro Revolving Loan" shall mean each Alternate Currency Revolving Loan denominated in Euros at the time of the incurrence thereof.

            "Euro Revolving Loan Sub-Commitment" means, as to any Alternate Currency Lender, (i) the amount, if any, set forth opposite such Alternate Currency Lender's name in Schedule I-B directly below the column entitled "Euro Revolving Loan Sub-Commitment", as same may be (x) reduced from time to time pursuant to Sections 1.17, 3.02, 3.03 and/or 10 or (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Section 1.14 or 13.04(b). The Euro Revolving Loan Sub-Commitment of each Alternate Currency Lender is a sub-limit of the Revolving Loan Commitment of the respective Alternate Currency Lender (or its respective affiliate which is a Lender with the related Revolving Loan Commitment) and not an additional commitment and, in no event, may exceed at any time, when added to the Canadian Dollar Revolving Loan Sub-Commitment and Pounds Sterling Revolving Loan Sub-Commitment Loan Commitment of such Alternate Currency Lender (or its respective affiliate which is a Lender with the related Revolving Loan Commitment).

            "Euro Revolving Notes" shall have the meaning provided in Section 1.06(a).

            "Euros" and the designation "[EUROS]" shall mean the currency introduced on January 1, 1999 at the start of the third stage of European economic and monetary union pursuant to the Treaty (expressed in Euros).

            "Treaty" means the Treaty establishing the European Community being the Treaty of Rome of March 25, 1957, as amended by the Single European Act 1986, the Maastricht Treaty (which was signed at Maastricht on February 7, 1992) and the Treaty of Amsterdam (which was signed in Amsterdam on October 2, 1997).

            (h) Section 13.12 (d) of the Credit Agreement is hereby amended by deleting the term "French Franc Revolving Loan Sub-Commitments" appearing therein and by inserting in lieu thereof the term "Euro Revolving Loan Sub-Commitments."

            (i) Schedule I-B of the Credit Agreement is hereby amended by deleting the heading "French Franc Alternate Currency Lenders" appearing therein and by inserting in lieu thereof the heading "Euro Alternate Currency Lenders".

            (j) Exhibit C-6 to the Credit Agreement is hereby deleted and replaced with a new Exhibit C-6 in the form attached as Exhibit C-6 to this Eleventh Amendment.

            (k) It is acknowledged and agreed that no Lender shall, by reason of this Amendment, have any Alternate Revolving Loan Sub-Commitment. Any such Alternate Revolving Loan Sub-Commitment (including with respect to Euro Revolving Loans) shall only be provided from time to time in accordance with the provisions of the Credit Agreement (including without limitation the relevant provisions of Section 13.12(d) of the Credit Agreement).

            SECTION 14. CERTAIN DEFINITIONS. The following defined terms, as used in this Amendment, shall have the following meanings and Section 11 of the Credit Agreement is hereby amended by deleting the defined terms "CIGA", "ITT" and "ITT Sheraton" contained therein and by inserting in said Section 11, in appropriate alphabetical order, the following defined terms; provided that the defined terms "Guarantor Release Date", "Other Remaining Guarantors", "Principal Guarantors", "Released Collateral", "Released Guarantors", "Remaining Guarantors" and "Restricted Assets" shall only be inserted in said Section 11 upon the occurrence of the Guarantor Release Date in accordance with the requirements of the Eleventh Amendment:

            "CIGA" shall mean CIGA Compagnia Italiana Grandi Alberghi S.p.A., an Italian company.

            "CIGA Assets" shall have the meaning assigned that term in the Eleventh Amendment.

            "CIGA Leverage Ratio" shall mean the Combined Leverage Ratio, calculated for New CIGA Owner, CIGA and their respective Subsidiaries as if same constituted the Parent Companies and their Subsidiaries, in each case with any necessary reference changes to the component defined terms as used therein.

            "CIGA Stock Transfer" shall have the meaning assigned that term in the Eleventh Amendment.

            "Eleventh Amendment" shall mean that certain Eleventh Amendment to Credit Agreement, dated as of November 20, 2001.

            "Eleventh Amendment Effective Date" shall mean the date upon which the Eleventh Amendment becomes effective in accordance with its terms.

            "Equity Interests" of any Person means, collectively, all of the Stock, Limited Liability Company Interests, and Partnership Interests (each such term as defined in the Pledge and Security Agreement) owned by such Person.

            "Guarantor Release Date" shall have the meaning assigned that term in the Eleventh Amendment.

            "ITT" shall mean Sheraton Holding Corporation, a Nevada corporation formerly known as ITT Corporation.

            "ITT Sheraton" shall mean The Sheraton Corporation, a Delaware corporation formerly known as ITT Sheraton Corporation, with ITT Sheraton being a direct Wholly-Owned Subsidiary of ITT.

            "Maximum New CIGA Owner Financing Amount" at any time shall mean (x) $550,000,000 less (y) the aggregate amount of all principal repayments of the New CIGA Owner Financing actually made after the incurrence thereof.

            "New Capital Stock Transaction" shall have the meaning assigned that term in the Eleventh Amendment.

            "New CIGA Lenders" shall have the meaning assigned that term in the Eleventh Amendment.

            "New CIGA Owner" shall have the meaning assigned that term in the Eleventh Amendment.

            "New CIGA Owner Financing" shall have the meaning assigned that term in the Eleventh Amendment.

            "New CIGA Owner Financing Date" shall mean the first date upon which
(x) (i) Indebtedness is incurred pursuant to the New CIGA Owner Financing or
(ii) the CIGA Bridge Loan is amended and modified as the "New CIGA Owner Financing" and notice thereof is provided to the Lead Agents in accordance with
Section 12(a)(1) of Part I of the Eleventh Amendment and (y) all conditions thereto as specified in Section 12(a)(1) of Part I of the Eleventh Amendment have been satisfied.

            "New CIGA Owner Restructuring" shall have the meaning assigned that term in the Eleventh Amendment.

            "New CIGA Owner Shares" shall have the meaning assigned that term in the Eleventh Amendment.

            "Other Remaining Guarantors" means, collectively, (i) each of the existing Subsidiaries of the Corporation (other than the Principal Guarantors) listed on SCHEDULE 2 to the Eleventh Amendment, (ii) any Wholly-Owned Domestic Subsidiary (or under the circumstances described in Section 8.14 of the Credit Agreement, any Wholly-Owned Foreign Subsidiary) created, established, or acquired by any Borrower which is required to become a Guarantor under the Credit Documents (after taking into account the Eleventh Amendment), (iii) any Subsidiary which would be a Released Guarantor but becomes a Guarantor in accordance with the provisions of Section 11(a)(iii) of Part I of the Eleventh Amendment and (iv) from and after the New CIGA Owner Financing Date, CIGA Borrower.

            "Pledgor" means the Corporation and each of its Subsidiaries which is a party to the Pledge and Security Agreement.

            "Principal Guarantors" shall mean the Corporation, Starwood Holdings, ITT, Starwood REIT, SLT RLP, SLC OLP, Starwood Vacation, and ITT Sheraton.

            "Released Collateral" shall mean, collectively, (i) the Pledge and Security Agreement Collateral at one time pledged by the Released Guarantors (as further described in SCHEDULE 3A attached to the Eleventh Amendment) and released from the Pledge and Security Agreement pursuant to the Eleventh Amendment on the Guarantor Release Date, (ii) certain additional Pledge and Security Agreement Collateral at one time pledged by certain Remaining Guarantors (as further described in SCHEDULE 3B attached to the Eleventh Amendment) and also released from the Pledge and Security Agreement pursuant to the Eleventh Amendment, and (iii) certain additional Pledge and Security Agreement Collateral as further described in SCHEDULE 3C attached to the Eleventh Amendment; provided that any Equity Interests pledged pursuant to
Section 11(a)(iii) of Part I of the Eleventh Amendment shall cease to constitute Released Collateral.

            "Released Guarantors" means, collectively, (i) each of the existing Subsidiaries of the Corporation listed on SCHEDULE 1 to the Eleventh Amendment and (ii) any Subsidiary of the Corporation (other than any Principal Guarantor) acquired, created or established after the date of the Eleventh Amendment which is not a Wholly-Owned Subsidiary of the Corporation and which would otherwise be required to become a Guarantor pursuant to the Credit Documents (but for the application of the Eleventh Amendment); PROVIDED that (x) any Released Guarantor shall cease to constitute a Released Guarantor if such Person is designated as a Guarantor pursuant to Section 11(a)(iii) of Part I of the Eleventh Amendment and
(y) in no event shall any of (A) the CIGA Borrower, (B) any Vistana Restricted Subsidiaries or (C) any Subsidiary which has incurred any indebtedness pursuant to a CMBS Transaction, constitute a Released Guarantor.

            "Remaining Guarantors" shall mean the Principal Guarantors and the Other Remaining Guarantors.

            "Restricted Assets" shall have the meaning assigned such term in
Section 9.01.

            "Restricted Vistana Subsidiaries" shall have the meaning assigned that term in the Ninth Amendment.

            "Series A Convertible Senior Notes" shall mean the Series A Zero Coupon Convertible Senior Notes due May 25, 2021, issued by the Corporation.

            "Starwood Holdings" means Starwood Hotels & Resorts Holdings, Inc., an Arizona corporation, which is the company referred to as the New Intermediate Holding Company in the Eighth Amendment.

            "Starwood Vacation" shall mean Starwood Vacation Ownership, Inc., a Florida corporation previously known as Vistana, Inc.

PART II.    MISCELLANEOUS PROVISIONS

            A. Each Guarantor and each Borrower, by their signatures below, hereby confirms that (x) the Guaranty shall remain in full force and effect and the Guaranty covers the obligations of each of the Borrowers under the Credit Agreement, as modified and amended by this Amendment and (y) the Pledge and Security Agreement (as modified by this Amendment) shall remain in full force and effect as security for the obligations under the Credit Agreement, as modified and amended by this Amendment, and the Guaranty. Notwithstanding anything to the contrary contained in the immediately preceding sentence, it is acknowledged and agreed that, from and after the occurrence of the Guarantor Release Date (if same occurs), the releases of Guarantors and Pledgors who are Released Guarantors from the Guaranty and the Pledge and Security Agreement shall be effected in accordance with the provisions of Section 11 of Part I of this Amendment. Each Remaining Guarantor agrees that, from and after the occurrence of any releases of Guarantors pursuant to the Guaranty and/or Pledge and Security Agreement, in accordance with the provisions of Section 11 of Part I of the Eleventh Amendment or otherwise, the provisions of the Guaranty and the Pledge and Security Agreement shall continue in full force and effect with respect to each such Remaining Guarantor, and each such Remaining Guarantor shall remain obligated for all of its other obligations pursuant to each Credit Document to which it is a party.

            B. The Corporation represents and warrants to the Lenders that, on the Eleventh Amendment Effective Date, before, as of and after giving effect to the execution, delivery and performance by the Corporation of this Amendment and the transactions contemplated hereby, and on the Guarantor Release Date, if same occurs, after giving effect to the execution, delivery and performance by the Corporation of this Amendment and the transactions contemplated hereby, (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained in the Credit Agreement and in the other Credit Documents, as modified hereby, shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the Eleventh Amendment Effective Date or the Guarantor Release Date, as the case may be (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects only as of such specified date).

            C. The Corporation further represents and warrants to the Lenders as of the Eleventh Amendment Effective Date, to the best of its knowledge (assuming for the purpose of this representation only that Section 10.04 of the Credit Agreement has not been amended as set forth herein), the Corporation is not aware of any circumstance that would result in the likelihood of any payment or other default by the Corporation and its Subsidiaries under any agreement that would cause an Event of Default as described in Section 10.04 of the Credit Agreement.

            D. The Corporation further represents and warrants to the Lenders as of the date hereof that, assuming (x) this Amendment became effective and the Guarantor Release Date occurred, in each case as of the date hereof, and (y)(i) the Released Guarantors were released from the Guaranty, (ii) the Released Guarantors were released as Pledgors from the Pledge and Security Agreement and
(iii) the Released Collateral was released from the Pledge and Security Agreement, SCHEDULE 4 sets forth a true and correct description in all material respects of the Collateral of the Remaining Guarantors, which, after the date hereof, would be pledged under the Pledge and Security Agreement after giving effect to this Amendment and the occurrence of the Guarantor Release Date and the consummation of the transactions contemplated hereunder.

            E. The Corporation further represents and warrants to the Lenders that, to the best of its knowledge, all unaudited information furnished by it to the Administrative Agents prior to the Eleventh Amendment Effective Date with respect to the EBITDA directly attributable to the Remaining Guarantors (as opposed to other Subsidiaries of the Corporation) and the Collateral of the Remaining Guarantors (as opposed to other Subsidiaries of the Corporation), as well as all other related financial information with respect to the Remaining Guarantors (as opposed to the other Subsidiaries of the Corporation), is true and correct in all material respects, and fairly and accurately presents the relevant financial results directly attributable to the Remaining Guarantors (as opposed to the other Subsidiaries of the Corporation) and the Collateral of the Remaining Guarantors (as opposed to the other Subsidiaries of the Corporation).

            F. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

            G. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrowers and the Paying Agent.

            H. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

            I. This Amendment shall become effective on the date (the "ELEVENTH AMENDMENT EFFECTIVE DATE") when each of the Borrowers, each Guarantor and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Paying Agent (or its designee); PROVIDED, HOWEVER, notwithstanding the foregoing, Section 1(a) of this Amendment shall not become effective until the first day occurring on or after the Eleventh Amendment Effective Date upon which the Supermajority Lenders of the Tranche II Term Loans shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Paying Agent (or its designee) (with the date described in this proviso being herein called the "SECTION 1 EFFECTIVE DATE"); PROVIDED further that if the Section 1 Effective Date does not occur prior to November 23, 2001, same shall not occur. Agent shall promptly deliver notice to the Corporation of any occurrence of the Eleventh Amendment Effective Date and/or the Section 1 Effective Date.

            J. From and after the Eleventh Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

            K. The Borrowers hereby covenant and agree that, so long as the Eleventh Amendment Effective Date occurs, they shall pay (and shall be jointly and severally obligated to pay) each Lender which executes and delivers to the Paying Agent (or its designee) a counterpart hereof by the later to occur of (x) the close of business on the Eleventh Amendment Effective Date or (y) 12:00 p.m. (New York time) on Tuesday, November 20, 2001 (the "OUTSIDE DATE"), or which is an immediate or successive assignee of any Lender described above (with respect to amounts obtained, directly or indirectly, by assignment from such Lender), a non-refundable cash fee in an amount equal to twenty basis points (.20%) of an amount equal to the sum of the outstanding principal amount of Term Loans of such Lender and the Revolving Loan Commitment of such Lender, in each case as same is in effect on the Eleventh Amendment Effective Date, which fees shall be paid by the Borrowers to the Paying Agent for distribution to the Lenders not later than the fifth Business Day following the Outside Date.




                            [SIGNATURE PAGES FOLLOW]

            IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                    STARWOOD HOTELS & RESORTS
                                    WORLDWIDE, INC., a Maryland corporation


                                    By: /s/ Jeff S. Drew
                                       -------------------
                                    Name:  Jeff S. Drew
                                    Title: Senior Vice President & Treasurer

                                    STARWOOD HOTELS & RESORTS,
                                    a Maryland real estate investment trust


                                    By: /s/ Jeff S. Drew
                                       --------------------------------------
                                    Name:  Jeff S. Drew
                                    Title: Vice President & Treasurer

                                    SLT REALTY LIMITED PARTNERSHIP,
                                    a Delaware limited partnership

                                    By:   Starwood Hotels & Resorts,
                                          Maryland real estate investment trust,
                                          its general partner


                                          By: /s/ Jeff S. Drew
                                             -------------------------
                                          Name:  Jeff S. Drew
                                          Title: Vice President & Treasurer

                                    SHERATON HOLDING CORPORATION
                                    (f/k/a ITT Corporation), a Nevada
                                    corporation


                                    By: /s/ Jeff S. Drew
                                    ------------------------------
                                    Name:  Jeff S. Drew
                                    Title: Vice President & Assistant Treasurer



                  [Signature Page to Eleventh Amendment - p. 1]

                                    STARWOOD HOTELS & RESORTS HOLDINGS, INC., an Arizona corporation


                                    By: /s/ Jeff S. Drew
                                    ------------------------------
                                    Name:  Jeff S. Drew
                                    Title: Vice President & Assistant Treasurer

                                    CHARLESTON HOTEL ASSOCIATES, LLC,
                                    a New Jersey limited liability company,

                                    CRYSTAL CITY HOTEL ASSOCIATES, LLC,
                                    a New Jersey limited liability company,

                                    LONG BEACH HOTEL ASSOCIATES, LLC,
                                    a New Jersey limited liability company,

                                    SANTA ROSA HOTEL ASSOCIATES, LLC,
                                    a New Jersey limited liability company,

                                    SLT ALLENTOWN LLC,
                                    a Delaware limited liability company,

                                    SLT ARLINGTON LLC,
                                    a Delaware limited liability company,

                                    SLT ASPEN DEAN STREET, LLC,
                                    a Delaware limited liability company,

                                    SLT BLOOMINGTON LLC,
                                    a Delaware limited liability company,

                                    SLT DANIA LLC,
                                    a Delaware limited liability company,

                                    SLT DC MASSACHUSETTS AVENUE, LLC,
                                    a Delaware limited liability company,

                                    SLT INDIANAPOLIS LLC,
                                    a Delaware limited liability company,

                                    SLT KANSAS CITY LLC,
                                    a Delaware limited liability company,

                                    SLT LOS ANGELES LLC,
                                    a Delaware limited liability company,


                  [Signature Page to Eleventh Amendment - p. 2]

                                    SLT MINNEAPOLIS LLC,
                                    a Delaware limited liability company,

                                    SLT PALM DESERT LLC,
                                    a Delaware limited liability company,

                                    SLT PHILADELPHIA LLC,
                                    a Delaware limited liability company,

                                    SLT REALTY COMPANY, LLC,
                                    a Delaware limited liability company,

                                    SLT SAN DIEGO LLC,
                                    a Delaware limited liability company,

                                    SLT SOUTHFIELD LLC,
                                    a Delaware limited liability company,

                                    SLT ST. LOUIS LLC,
                                    a Delaware limited liability company,

                                    SLT TUCSON LLC,
                                    a Delaware limited liability company,

                                    STARLEX LLC,
                                    a New York limited liability company,

                                    STARWOOD ATLANTA II LLC,
                                    a Delaware limited liability company,

                                    STARWOOD ATLANTA LLC,
                                    a Delaware limited liability company,

                                    STARWOOD MISSION HILLS, L.L.C.,
                                    a Delaware limited liability company,

                                    STARWOOD NEEDHAM LLC,
                                    a Delaware limited liability company,


                  [Signature Page to Eleventh Amendment - p. 3]

                                    STARWOOD WALTHAM LLC,
                                    a Delaware limited liability company,

                                    By:   SLT Realty Limited Partnership,
                                          a Delaware limited partnership, the
                                          managing member of each of the above
                                          listed entities

                                          By:   Starwood Hotels & Resorts,
                                                a Maryland real estate
                                                investment trust, its general
                                                partner


                                                By: /s/ Jeff S. Drew
                                                   -------------------------
                                                   Name:  Jeff S. Drew
                                                   Title:Vice President
                                                      & Assistant Treasurer

                                    BW HOTEL REALTY, LP,
                                    a Maryland limited partnership,

                                    CP HOTEL REALTY, LP,
                                    a Maryland limited partnership,

                                    EDISON HOTEL ASSOCIATES, LP,
                                    a New Jersey limited partnership,

                                    NOVI HOTEL ASSOCIATES, LP,
                                    a Delaware limited partnership,

                                    PARK RIDGE HOTEL ASSOCIATES LP,
                                    a Delaware limited partnership,

                                    SLT FINANCING PARTNERSHIP,
                                    a Delaware general partnership,

                                    SLT HOUSTON BRIAR OAKS, LP,
                                    a Delaware limited partnership,

                                    VIRGINIA HOTEL ASSOCIATES, LP,
                                    a Delaware limited partnership,


                  [Signature Page to Eleventh Amendment - p. 4]

                                    PRUDENTIAL HEI JOINT VENTURE,
                                    a Georgia general partnership,

                                    By:   SLT Realty Limited Partnership,
                                          a Delaware limited partnership, the
                                          general partner of each of the above
                                          listed entities

                                          By:   Starwood Hotels & Resorts,
                                                a Maryland real estate
                                                investment trust, its general
                                                partner


                                                By: /s/ Jeff S. Drew
                                                   -------------------------
                                                Name:  Jeff S. Drew
                                                Title: Vice President
                                                       & Assistant Treasurer

                                    HEI HOTELS, L.L.C.,
                                    a Delaware limited liability company,

                                    SLC CENTRAL PARK SOUTH, LLC,
                                    a Delaware limited liability company,

                                    SLC INDIANAPOLIS LLC,
                                    a Delaware limited liability company,

                                    STARWOOD MANAGEMENT COMPANY, LLC, a
                                    Delaware limited liability company,

                                    By:   SLC Operating Limited Partnership,
                                          a Delaware limited partnership, the
                                          managing member of each of the above
                                          listed entities

                                          By:   Starwood Hotels & Resorts
                                                Worldwide, Inc., a Maryland
                                                corporation, its general partner


                                                By: /s/ Jeff S. Drew
                                                   --------------------
                                                Name:  Jeff S. Drew
                                                Title: Senior Vice President
                                                       & Treasurer


                  [Signature Page to Eleventh Amendment - p. 5]

                                    SLC OPERATING LIMITED PARTNERSHIP,
                                    a Delaware limited partnership,

                                    By:   Starwood Hotels & Resorts Worldwide,
                                          Inc., a Maryland corporation, its
                                          general partner


                                          By: /s/ Jeff S. Drew
                                             --------------------
                                          Name:  Jeff S. Drew
                                          Title: Senior Vice President &
                                                 Treasurer

                                    MILWAUKEE BROOKFIELD LP,
                                    a Wisconsin limited partnership,

                                    By:   SLC Operating Limited Partnership,
                                          a Delaware limited partnership, the
                                          general partner of each of the above
                                          listed entities

                                          By:   Starwood Hotels & Resorts
                                                Worldwide, Inc., a Maryland
                                                corporation, its general partner


                                                By: /s/ Jeff S. Drew
                                                   --------------------
                                                Name:  Jeff S. Drew
                                                Title: Senior Vice President
                                                       & Treasurer

                                    ITT BROADCASTING CORP.,
                                    a Delaware corporation

                                    By: /s/ Jeff S. Drew
                                       --------------------
                                    Name:  Jeff S. Drew
                                    Title: Vice President & Assistant Treasurer

                                    THE SHERATON CORPORATION
                                    (f/k/a ITT Sheraton Corporation), a
                                    Delaware corporation,

                                    DESTINATION SERVICES OF SCOTTSDALE, INC., a Delaware corporation,




                  [Signature Page to Eleventh Amendment - p. 6]

                                    GENERAL FIDUCIARY CORPORATION,
                                    a Massachusetts corporation,

                                    GLOBAL CONNEXTIONS INC.,
                                    a Delaware corporation,

                                    STARWOOD RESERVATIONS CORPORATION (f/k/a
                                    ITT Sheraton Reservations Corporation),
                                    a Delaware corporation,

                                    MANHATTAN SHERATON CORPORATION,
                                    a New York corporation,

                                    SAN DIEGO SHERATON CORPORATION,
                                    a Delaware corporation,

                                    SAN FERNANDO SHERATON CORPORATION,
                                    a Delaware corporation,

                                    SHERATON 45 PARK CORPORATION,
                                    a Delaware corporation,

                                    SHERATON ASIA-PACIFIC CORPORATION,
                                    a Delaware corporation,

                                    SHERATON BOSTON CORPORATION
                                    a Massachusetts corporation,

                                    SHERATON CALIFORNIA CORPORATION,
                                    a Delaware corporation,

                                    SHERATON FLORIDA CORPORATION,
                                    a Delaware corporation,

                                    SHERATON HARBOR ISLAND CORPORATION,
                                    a Delaware corporation,

                                    SHERATON HAWAII HOTELS CORPORATION,
                                    a Hawaii corporation,

                                    SHERATON INTERNATIONAL DE MEXICO, INC., a
                                    Delaware corporation,



                  [Signature Page to Eleventh Amendment - p. 7]

                                    SHERATON WARSAW CORPORATION,
                                    a Delaware corporation,

                                    SHERATON MIAMI CORPORATION,
                                    a Delaware corporation,

                                    SHERATON MIDDLE EAST MANAGEMENT CORP.,
                                    a Delaware corporation,

                                    SHERATON NEW YORK CORPORATION,
                                    a New York corporation,

                                    SHERATON OVERSEAS TECHNICAL SERVICES
                                    CORPORATION,
                                    a Delaware corporation,

                                    SHERATON PEACHTREE CORPORATION,
                                    a Delaware corporation,

                                    SHERATON PHOENICIAN CORPORATION,
                                    a Delaware corporation,

                                    SHERATON SAVANNAH CORPORATION,
                                    a Delaware corporation,

                                    ST. REGIS SHERATON CORPORATION,
                                    a New York corporation,

                                    WORLDWIDE FRANCHISE SYSTEMS, INC.,
                                    a Delaware corporation,

                                    SHERATON VERMONT CORPORATION,
                                    a Vermont corporation


                                    By: /s/ Jeff S. Drew
                                       --------------------
                                    Name:  Jeff S. Drew
                                    Title: Vice President & Assistant Treasurer


                  [Signature Page to Eleventh Amendment - p. 8]

                                    SHERATON INTERNATIONAL, INC.,
                                    a Delaware corporation,


                                    By: /s/ Jeff S. Drew
                                       --------------------
                                    Name:  Jeff S. Drew
                                    Title: Senior Vice President & Treasurer

                                    SHERATON MANAGEMENT, LLC
                                    (f/k/a Sheraton Management Corporation), a Delaware limited liability company,

                                    By:   Sheraton International, Inc.,
                                          a Delaware corporation, its sole
                                          member

                                          By: /s/ Jeff S. Drew
                                             --------------------
                                          Name:  Jeff S. Drew
                                          Title: Senior Vice President &
                                                 Treasurer

                                    SHERATON OVERSEAS MANAGEMENT CORPORATION, a Delaware corporation,


                                    By: /s/ Jeff S. Drew
                                       --------------------
                                    Name:  Jeff S. Drew
                                    Title: Vice President & Treasurer

                                    HUDSON SHERATON CORPORATION LLC,
                                    a Delaware limited liability company

                                    By:   The Sheraton Corporation
                                          (f/k/a ITT Sheraton Corporation), a
                                          Delaware corporation, its managing
                                          member


                                          By: /s/ Jeff S. Drew
                                             --------------------
                                          Name:  Jeff S. Drew
                                          Title: Senior Vice President &
                                                 Treasurer


                  [Signature Page to Eleventh Amendment - p. 9]

                                    ITT MSG, INC.,
                                    a Delaware corporation

                                    By: /s/ Jeff S. Drew
                                       --------------------
                                    Name:  Jeff S. Drew
                                    Title: Vice President & Assistant Treasurer

                                    W&S DENVER CORP.,
                                    a Delaware corporation,

                                    W&S REALTY CORPORATION OF DELAWARE,
                                    a Delaware corporation,

                                    BENJAMIN FRANKLIN HOTEL, INC.,
                                    a Washington corporation,

                                    LAUDERDALE HOTEL COMPANY,
                                    a Delaware corporation,

                                    WESTIN BAY HOTEL COMPANY,
                                    a Delaware corporation,

                                    CINCINNATI PLAZA COMPANY,
                                    a Delaware corporation,

                                    SOUTH COAST WESTIN HOTEL COMPANY,
                                    a Delaware corporation,

                                    TOWNHOUSE MANAGEMENT INC.,
                                    a Delaware corporation,

                                    WVC RANCHO MIRAGE, INC.,
                                    a Delaware corporation,

                                    WESTIN ASSET MANAGEMENT COMPANY,
                                    a Delaware corporation,

                                    W&S ATLANTA CORP.,
                                    a Delaware corporation,


                                    By: /s/ Jeff S. Drew
                                       --------------------
                                    Name:  Jeff S. Drew
                                    Title: Vice President & Assistant Treasurer


                  [Signature Page to Eleventh Amendment - p. 10]

                                    WESTIN SEATTLE HOTEL COMPANY,
                                    a Washington general partnership,

                                    By:   Benjamin Franklin Hotel, Inc.,
                                          its general partner


                                          By: /s/ Jeff S. Drew
                                             --------------------
                                          Name:  Jeff S. Drew
                                          Title: Vice President & Assistant
                                                 Treasurer

                                    By:   W&S Realty Corporation of Delaware,
                                          its general partner


                                          By: /s/ Jeff S. Drew
                                             --------------------
                                          Name:  Jeff S. Drew
                                          Title: Vice President & Assistant
                                                 Treasurer

                                    WESTIN PREMIER, INC.,
                                    a Delaware corporation,

                                    WESTIN VACATION MANAGEMENT CORPORATION,
                                    a Delaware corporation,

                                    STARWOOD VACATION EXCHANGE COMPANY (f/k/a
                                    Westin Vacation Exchange Company), a
                                    Delaware corporation

                                    By:   Starwood Hotels & Resorts Worldwide,
                                          Inc., a Maryland corporation, the sole
                                          stockholder of each of the above
                                          listed entities


                                          By: /s/ Jeff S. Drew
                                             --------------------
                                          Name:  Jeff S. Drew
                                          Title: Senior Vice President &
                                                 Treasurer

                                    W&S LAUDERDALE CORP.,
                                    a Delaware corporation,



                  [Signature Page to Eleventh Amendment - p. 11]

                                    W&S SEATTLE CORP.,
                                    a Delaware corporation,

                                    By:   SLT Realty Limited Partnership,
                                          a Delaware limited partnership, the
                                          sole stockholder of each of the above
                                          listed entities

                                          By:   Starwood Hotels & Resorts,
                                                a Maryland real estate
                                                investment trust, its general
                                                partner


                                                By: /s/ Jeff S. Drew
                                                   --------------------
                                                Name:  Jeff S. Drew
                                                Title: Vice President &
                                                       Treasurer

                                    DATA MARKETING ASSOCIATES EAST, INC.,
                                    a Florida corporation,

                                    STARWOOD VACATION SERVICES, INC. (f/k/a
                                    Vacation Marketing Services, Inc.), a
                                    Florida corporation,

                                    VACATION TITLE SERVICES, INC.,
                                    a Florida corporation,

                                    VACATIONWORKS, INC.,
                                    a Florida corporation,

                                    VCH COMMUNICATIONS, INC.,
                                    a Florida corporation,

                                    VCH CONSULTING, INC.,
                                    a Florida corporation,

                                    VCH PORTFOLIO SERVICES, INC.,
                                    a Florida corporation,

                                    VCH SALES, INC.,
                                    a Florida corporation,

                                    VCH SYSTEMS, INC.,
                                    a Florida corporation,


                  [Signature Page to Eleventh Amendment - p. 12]

                                    VCH TRADEMARK, INC.,
                                    a Florida corporation,

                                    VCM OAKS, INC.,
                                    a Florida corporation,

                                    SVO VISTANA VILLAGES, INC.
                                    (f/k/a VDI2, Inc.),
                                    a Florida corporation,

                                    VISTANA ACCEPTANCE CORP.,
                                    a Florida corporation,

                                    VISTANA CAVE CREEK, INC.
                                    an Arizona corporation,

                                    VISTANA DEVELOPMENT, INC.,
                                    a Florida corporation d/b/a
                                    Vistana Development, Ltd.,

                                    SVO EAST, INC. (f/k/a Vistana East, Inc.), a Florida corporation,

                                    SVO INTERNATIONAL, INC.
                                    (f/k/a Vistana International, Inc.),
                                    a Florida corporation,

                                    SVO MANAGEMENT, INC.
                                    (f/k/a Vistana Management, Inc.), a
                                    Florida corporation d/b/a Vistana
                                    Management, Ltd.,

                                    SVO MB MANAGEMENT, INC., (f/k/a Vistana
                                    MB Management, Inc.),
                                    a South Carolina corporation,

                                    VISTANA NJ, INC.,
                                    a New Jersey corporation,

                                    VISTANA OP INVESTMENT, INC.,
                                    a Florida corporation,

                                    VISTANA PSL, INC.,
                                    a Florida corporation,


                  [Signature Page to Eleventh Amendment - p. 13]

                                    VISTANA SCOTTSDALE MANAGEMENT, INC., an
                                    Arizona corporation,

                                    SVO WEST, INC. (f/k/a Vistana West, Inc.), a Florida corporation,

                                    POINTS OF COLORADO, INC.,
                                    a Colorado corporation,

                                    SVO PACIFIC, INC.
                                    (f/k/a Vistana Pacific, Inc.), a Florida corporation

                                    SVO ARIZONA, INC.,
                                    an Arizona corporation

                                    SVO CALIFORNIA, INC.,
                                    a California corporation

                                    SVO CALIFORNIA MANAGEMENT, INC.,
                                    a California corporation

                                    STARWOOD VACATION OWNERSHIP, INC.
                                    (f/k/a Vistana, Inc.), a Florida
                                    corporation, the sole stockholder of each of the above listed entities


                                    By: /s/ Ronald C. Brown
                                       --------------------
                                    Name:  Ronald C. Brown
                                    Title: Vice President and Assistant
                                           Treasurer

                                    P.O.C. REALTY, INC.,
                                    a Colorado corporation,


                                    By: /s/ Ronald C. Brown
                                       --------------------
                                    Name:  Ronald C. Brown
                                    Title: Vice President and Assistant
                                           Treasurer

                                    SUCCESS OF ARIZONA, L.L.C.,
                                    an Arizona limited liability company,

                                    SUCCESS OF COLORADO, L.L.C.,
                                    a Nevada limited liability company,


                  [Signature Page to Eleventh Amendment - p. 14]

                                    FIESTA VACATIONS, L.L.C.,
                                    an Arizona limited liability company,

                                    By:   SVO West, Inc. (f/k/a Vistana West,
                                          Inc.), a Florida corporation, its
                                          Manager


                                          By: /s/ Ronald C. Brown
                                             --------------------
                                             Name:  Ronald C. Brown
                                             Title: Vice President and Assistant
                                                    Treasurer

                                    SUCCESS DEVELOPMENTS, L.L.C.,
                                    an Arizona limited liability company

                                    By:   Points of Colorado, Inc., a Colorado
                                          corporation, its Manager

                                          By: /s/ Ronald C. Brown
                                             --------------------
                                             Name:  Ronald C. Brown
                                             Title: Vice President and Assistant
                                                    Treasurer

                                    SUCCESS OF COLORADO REALTY, L.L.C.,
                                    a Nevada limited liability company

                                    By:   Success of Colorado, L.L.C., a
                                          Nevada limited liability company, a
                                          member

                                          By:   SVO West, Inc. (f/k/a Vistana
                                                West, Inc.), a Florida
                                                corporation, its Manager


                                                By: /s/ Ronald C. Brown
                                                   --------------------
                                                Name:  Ronald C. Brown
                                                Title: Vice President and
                                                       Assistant Treasurer


                  [Signature Page to Eleventh Amendment - p. 15]

                                    STRONG ADVANTAGE FUND, A SERIES OF STRONG
                                    ADVANTAGE FUND, INC.

                                          By:   /s/ Gilbert L. Southwell, III
                                                ----------------------------
                                          Name:  Gilbert L. Southwell, III
                                          Title: Associate Counsel

                                    THE ROYAL BANK OF SCOTLAND PLC

                                          By:   /s/ Peter M. Anscomb
                                                --------------------
                                          Name:  Peter M. Anscomb
                                          Title: Corporate Director,
                                                 Leisure, and Head of Travel &
                                                 Hotels

                                    OAK HILL SECURITIES FUND, L.P.

                                          By:   Oak Hill Securities GenPar, L.P.
                                                Its General Partner

                                                By:   Oak Hill Securities MGP,
                                                      Inc.
                                                      Its General Partner

                                                      By: /s/ Scott D. Krase
                                                         -------------------
                                                      Name:  Scott D. Krase
                                                      Title: Vice President

                                    OAK HILL SECURITIES FUND II, L.P.

                                          By:   Oak Hill Securities GenPar II,
                                                L.P.
                                                Its General Partner

                                                By:  Oak Hill Securities MGP II,
                                                     Inc.
                                                     Its General Partner

                                                     By: /s/ Scott D. Krase
                                                        -------------------
                                                     Name: Scott D. Krase
                                                     Title: Vice President


                  [Signature Page to Eleventh Amendment - p. 16]

                                    CREDIT SUISSE FIRST BOSTON

                                          By: /s/ Bill O'Daly
                                             ----------------
                                          Name:  Bill O'Daly
                                          Title: Vice President

                                          By: /s/ Cassandra Droogan
                                             ----------------------
                                          Name:  Cassandra Droogan
                                          Title: Associate

                                    CIBC INC.

                                          By:   /s/ Dean J. Decker
                                                ------------------
                                          Name:  Dean J. Decker
                                          Title: Managing Director
                                                 CIBC World Markets Corp., as
                                                 Agent

                                    BANK LEUMI USA

                                          By:   /s/ Joung Hoe Hong
                                                ------------------
                                          Name:  Joung Hoe Hong
                                          Title: Vice President

                                    SEQUILS I, LTD.

                                          By:   TCW Advisors, Inc. as its
                                                Collateral Manager

                                                By:   /s/ Jonathan R. Insull
                                                      ----------------------
                                                Name:  Jonathan R. Insull
                                                Title: Senior Vice President

                                                By:   /s/ Jonathan I. Berg
                                                      --------------------
                                                Name:  Jonathan I. Berg
                                                Title: Assistant Vice President

                                    WELLS FARGO BANK
                                    formerly First Security Bank

                                          By:   /s/ Gary M. Rigby
                                                -----------------
                                          Name:  Gary M. Rigby
                                          Title: RM


                  [Signature Page to Eleventh Amendment - p. 17]

                                    FIRST DOMINION FUNDING I

                                          By:   /s/ Andrew H. Marshak
                                                ---------------------
                                          Name:  Andrew H. Marshak
                                          Title: Authorized Signatory

                                    FIRST DOMINION FUNDING II

                                          By:   /s/ Andrew H. Marshak
                                                --------------------
                                          Name:  Andrew H. Marshak
                                          Title: Authorized Signatory

                                    FIRST DOMINION FUNDING III

                                          By:   /s/ Andrew H. Marshak
                                                --------------------
                                          Name:  Andrew H. Marshak
                                          Title: Authorized Signatory

                                    CSAM FUNDING I

                                          By:   /s/ Andrew H. Marshak
                                                ---------------------
                                          Name:  Andrew H. Marshak
                                          Title: Authorized Signatory

                                    CREDIT INDUSTRIEL ET COMMERCIAL

                                          By: /s/ Marcus Edward /s/ Sean Mounier
                                             -----------------------------------
                                          Name:   Marcus Edward   Sean Mounier
                                          Title:  Vice President  First Vice
                                                                  President

                                    SUMITOMO TRUST & BANKING CO., LTD.
                                    New York Branch

                                          By:   /s/ Frances E. Wynne
                                                -------------------
                                          Name:  Frances E. Wynne
                                          Title: Vice President

                                    SOUTHERN PACIFIC BANK

                                          By:   /s/ Mun Young Kim
                                                -----------------
                                          Name:  Mun Young Kim
                                          Title: Vice President


                  [Signature Page to Eleventh Amendment - p. 18]

                                    ARAB BANK PLC

                                          By:   /s/ John Korthuis
                                                -----------------
                                          Name:  John Korthuis
                                          Title: Vice President

                                       GENERAL ELECTRIC CAPITAL CORPORATION

                                          By:   /s/ GREGORY HONG
                                                ----------------
                                          Name:  Gregory Hong
                                          Title: Duly Authorized Signatory

                                    CARLYLE HIGH YIELD PARTNERS III, LTD.

                                          By:   /s/ Linda M. Pace
                                                -----------------
                                          Name:  Linda M. Pace
                                          Title: Vice President

                                    CARLYLE HIGH YIELD PARTNERS II, LTD.

                                          By:   /s/ Linda M. Pace
                                                -----------------
                                          Name:  Linda M. Pace
                                          Title: Vice President

                                    CARLYLE HIGH YIELD PARTNERS, L.P.

                                          By:   /s/ Linda M. Pace
                                                -----------------
                                          Name:  Linda M. Pace
                                          Title: Vice President

                                    BANK OF MONTREAL

                                          By:   /s/ David M. Rubin
                                                ------------------
                                          Name:  David M. Rubin
                                          Title: Managing Director

                                    BANK OF SCOTLAND

                                          By:   /s/ Joseph Fratus
                                                -----------------
                                          Name:  Joseph Fratus
                                          Title: Vice President


                  [Signature Page to Eleventh Amendment - p. 19]

                                    BOS (USA) INC.

                                          By:   Bank of Scotland
                                                as Administrative Agent

                                                By: /s/ Joseph Fratus
                                                   ------------------
                                                Name:  Joseph Fratus
                                                Title: Vice President

                                    FIRST HAWAIIAN BANK

                                          By: /s/ Charles L. Jenkins
                                             -----------------------
                                          Name:  Charles L. Jenkins
                                          Title: Vice President, Manager

                                    BANK ONE, NA

                                          By: /s/ Dennis J. Redpath
                                             ----------------------
                                          Name:  Dennis J. Redpath
                                          Title: Director, Capital Markets

                                    THE BANK OF NOVA SCOTIA
                                    NEW YORK AGENCY

                                          By: /s/ Bruce G. Ferguson
                                             ----------------------
                                          Name:  Bruce G. Ferguson
                                          Title: Managing Director

                                    CITICORP NORTH AMERICA, INC.

                                          By: /s/ MICHAEL CHLOPAK
                                             ----------------------
                                          Name:  Michael Chlopak
                                          Title: Vice President

                                    BANCA NAZIONALE DEL LAVORO S.P.A.
                                    NEW YORK BRANCH

                                          By: /s/ Leonardo Valentini
                                             -----------------------
                                          Name:  Leonardo Valentini
                                          Title: First Vice President

                                          By: /s/ Stefano Carsetti
                                             ---------------------
                                          Name:  Stefano Carsetti
                                          Title: Vice President


                  [Signature Page to Eleventh Amendment - p. 20]

                                    KZH CNC LLC

                                          By: /s/ Susan Lee
                                             ----------------------
                                          Name:  Susan Lee
                                          Title: Authorized Agent

                                    SOCIETE GENERALE

                                          By: /s/ Carina T. Huynh
                                             --------------------
                                          Name:  Carina T. Huynh
                                          Title: Vice President

                                    FLEET NATIONAL BANK

                                          By: /s/ Kathleen M. Ahern
                                             ----------------------
                                          Name:  Kathleen M. Ahern
                                          Title: Director

                                    FLEET NATIONAL BANK
                                    (f/k/a BANKBOSTON, N.A.)

                                          By: /s/ Kathleen M. Ahern
                                             ----------------------
                                          Name:  Kathleen M. Ahern
                                          Title: Director

                                    BNP PARIBAS

                                          By: /s/ Janice S. H. Ho   /s/ Tjalling Terpstra
                                             --------------------------------------------
                                          Name:  Janice S. H. Ho        Tjalling Terpstra
                                          Title: Director               Director

                                    JPMORGAN CHASE BANK (formerly known as
                                    THE CHASE MANHATTAN BANK)

                                          By: /s/ John F. Mix
                                             ----------------
                                          Name:  John F. Mix
                                          Title: Vice President

                                    LEHMAN COMMERCIAL PAPER INC.

                                          By: /s/ Michele Swanson
                                             --------------------
                                          Name:  Michele Swanson
                                          Title: Authorized Signatory


                  [Signature Page to Eleventh Amendment - p. 21]

                                    CREDIT LYONNAIS
                                    NEW YORK BRANCH

                                          By: /s/ Rodrick Rohrbach
                                             ---------------------
                                          Name:  Rodrick Rohrbach
                                          Title: Senior Vice President

                                    BANK OF AMERICA, N.A.

                                          By: /s/ Ansel Mcdowell
                                             -------------------
                                          Name:  Ansel McDowell
                                          Title: Principal

                                    RIVIERA FUNDING LLC

                                          By: /s/ Ann E. Morris
                                             ------------------
                                          Name:  Ann E. Morris
                                          Title: Asst. Vice President

                                    DEUTSCHE BANK AG
                                    NEW YORK BRANCH

                                          By: /s/ Hans-Josef Thiele  /s/ Oliver Schwartz
                                             -------------------------------------------
                                          Name:  Hans-Josef Thiele    Oliver Schwartz
                                          Title: Director             Vice President

                                    BANKERS TRUST COMPANY

                                          By: /s/ Linda Wang
                                             ---------------
                                          Name:  Linda Wang
                                          Title: Vice President

                                    CARAVELLE INVESTMENT FUND II, L.L.C.

                                          By:   Trimaran Advisors, L.L.C.

                                                By: /s/ Dean T. Criares
                                                   --------------------
                                                Name:  Dean T. Criares
                                                Title: Managing Director


                  [Signature Page to Eleventh Amendment - p. 22]

                                    APEX (TRIMARAN) CDO I, LTD.

                                          By:   Trimaran Advisors, L.L.C.

                                                By: /s/ Dean T. Criares
                                                   --------------------
                                                Name:  Dean T. Criares
                                                Title: Managing Director

                                    SENIOR DEBT PORTFOLIO

                                          By:   Boston Management and Research
                                                as Investment Advisor

                                                By: /s/ Payson F. Swaffield
                                                   ------------------------
                                                Name:  Payson F. Swaffield
                                                Title: Vice President

                                    INDOSUEZ CAPITAL FUNDING IIA, LIMITED

                                          By:   Indosuez Capital
                                                as Portfolio Advisor

                                                      By:   /S/JACK C. HENRY
                                                            ----------------
                                                      Name: Jack C. Henry
                                                      Title:      Principal

                                    INDOSUEZ CAPITAL FUNDING IV, L.P.

                                          By:   Indosuez Capital
                                                as Portfolio Advisor

                                                      By: /s/ Jack C. Henry
                                                         ------------------
                                                      Name:  Jack C. Henry
                                                      Title: Principal

                                    INDOSUEZ CAPITAL FUNDING VI, LIMITED

                                          By:   Indosuez Capital
                                                as Collateral Manager

                                                      By: /s/ Jack C. Henry
                                                         ------------------
                                                      Name:  Jack C. Henry
                                                      Title: Principal


                  [Signature Page to Eleventh Amendment - p. 23]

                                    FIRST COMMERCIAL BANK
                                    NEW YORK AGENCY

                                          By: /s/ Bruce M. J. Ju
                                             -------------------
                                          Name:  Bruce M. J. Ju
                                          Title: Vice President & General
                                                 Manager

                                    ELT LTD.

                                          By:   /s/ Ann E. Morris
                                                -----------------
                                          Name:  Ann E. Morris
                                          Title: Authorized Agent

                                    WINDSOR LOAN FUNDING, LIMITED

                                          By:   Stanfield Capital Partners LLC
                                                as its Investment Manager

                                                By: /s/ Gregory L. Smith
                                                   ---------------------
                                                Name:  Gregory L. Smith
                                                Title: Partner

                                    STANFIELD ARBITRAGE CDO, LTD.

                                          By:   Stanfield Capital Partners LLC
                                                as  its Collateral Manager

                                                By: /s/ Gregory L. Smith
                                                   ---------------------
                                                Name:  Gregory L. Smith
                                                Title: Partner

                                    NORTH AMERICAN SENIOR FLOATING RATE FUND
                                      INC.

                                          By:   Stanfield Capital Partners LLC
                                                as Subadvisor

                                                By: /s/ Gregory L. Smith
                                                   ---------------------
                                                Name:  Gregory L. Smith
                                                Title: Partner


                  [Signature Page to Eleventh Amendment - p. 24]

                                    STANFIELD/RMF TRANSATLANTIC CDO LTD.

                                          By:   Stanfield Capital Partners LLC
                                                as its Collateral Manager

                                                By: /s/ Gregory L. Smith
                                                   ---------------------
                                                Name:  Gregory L. Smith
                                                Title: Partner

                                    STANFIELD CLO LTD.

                                          By:   Stanfield Capital Partners LLC
                                                as its Collateral Manager

                                                By: /s/ Gregory L. Smith
                                                   ---------------------
                                                Name:  Gregory L. Smith
                                                Title: Partner

                                    KZH LANGDALE LLC

                                          By: /s/ Susan Lee
                                             --------------
                                          Name:  Susan Lee
                                          Title: Authorized Agent

                                    THE DAI-ICHI KANGYO BANK, LTD.

                                          By: /s/ Chimie T. Pemba
                                             --------------------
                                          Name:  Chimie T. Pemba
                                          Title: Account Officer




                  [Signature Page to Eleventh Amendment - p. 25]

                         EXHIBIT A TO ELEVENTH AMENDMENT


    [Attach Form of Opinion to be Delivered from Sidley Austin Brown & Wood]

                                                                     EXHIBIT C-6


                         FORM OF EURO REVOLVING NOTE(1)


______                                                       New York, New York
                                                             _____________, 199_


            FOR VALUE RECEIVED, [NAME OF ALTERNATE CURRENCY REVOLVING LOAN BORROWER], a _______________ corporation (the "Borrower"), hereby promises to pay to the order of _______________ or its registered assigns (the "Lender"), in the single currency of participating member states of the European union (expressed in euros), in immediately available funds, at the appropriate Payment Office (as defined in the Agreement referred to below) of Bankers Trust Company (the "Paying Agent") on the Revolving Loan Maturity Date (as defined in the Agreement) the principal sum of ____________ EUROS ([EUROS]______) or, if less, the unpaid principal amount of all Euro Revolving Loans (as defined in the Agreement) made by the Lender pursuant to the Agreement. Except as specifically provided in Section 1.17 of the Credit Agreement (which, in the circumstances provided therein, shall require payments to be made in U.S. Dollars as provided therein), all payments hereunder shall be made in Euros.

            The Borrower also promises to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.09 of the Agreement.

            This Note is one of the Euro Revolving Notes referred to in the Credit Agreement, dated as of February 23, 1998, among the Borrower, Starwood Hotels & Resorts, SLT Realty Limited Partnership, Starwood Hotels & Resorts Worldwide, Inc., ITT (as successor in interest to Chess Acquisition Corp.), each Alternate Currency Revolving Loan Borrower from time to time party thereto, the lenders from time to time party thereto (including the Lender), Bankers Trust Company and The Chase Manhattan Bank, as Administrative Agents, and Lehman Commercial Paper Inc. and Bank of Montreal, as Syndication Agents (as amended, modified or supplemented from time to time, the "Agreement"), and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by the Security Documents (as defined in the Agreement) and is entitled to the benefits of the Guaranty (as defined in the Agreement). This Note is subject to voluntary prepayment and mandatory repayment prior to the Revolving Loan Maturity Date, in whole or in part, as provided in the Agreement.

            In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

----------
(1) Appropriate adjustments shall be made in the case of any Note evidencing Alternate Currency Revolving Loans to the Corporate Borrowers, as joint and several obligors.

            The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

            THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.


                                    [NAME OF ALTERNATE CURRENCY
                                    REVOLVING LOAN BORROWER]


                                    By_____________________________
                                          Title:

                                   SCHEDULE 1


                               RELEASED GUARANTORS
                   (AS OF THE DATE OF THE ELEVENTH AMENDMENT)


--------------------------------------------------------------------------------------------------------------
                                                           PLACE OF                          REASON FOR
                 NAME OF RELEASED GUARANTOR              ORGANIZATION        PARENT            RELEASE
--------------------------------------------------------------------------------------------------------------
   1    BW Hotel Realty, LP                                Maryland            SLT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
   2    Charleston Hotel Associates, LLC                  New Jersey           SLT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
   3    CP Hotel Realty LP                                 Maryland            SLT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
   4    Crystal City Hotel Associates, LLC                New Jersey           SLT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
   5    Edison Hotel Associates, LP                       New Jersey           SLT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
   6    Long Beach Hotel Associates, LLC                  New Jersey           SLT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
   7    Novi Hotel Associates, LP                          Delaware            SLT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
   8    Park Ridge Hotel Associates, LP                    Delaware            SLT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
   9    Prudential HEI Joint Venture                       Georgia             SLT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  10    Santa Rosa Hotel Associates, LLC                  New Jersey           SLT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  11    SLT Allentown LLC                                  Delaware            SLT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  12    SLT Arlington LLC                                  Delaware            SLT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  13    SLT Aspen Dean Street, LLC                         Delaware            SLT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  14    SLT Bloomington LLC                                Delaware            SLT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  15    SLT Dania LLC                                      Delaware            SLT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  16    SLT DC Massachusetts Avenue, LLC                   Delaware            SLT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  17    SLT Financing Partnership                          Delaware            SLT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  18    SLT Houston Briar Oaks, LP                         Delaware            SLT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  19    SLT Indianapolis LLC                               Delaware            SLT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  20    SLT Kansas City LLC                                Delaware            SLT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  21    SLT Los Angeles LLC                                Delaware            SLT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  22    SLT Minneapolis LLC                                Delaware            SLT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  23    SLT Palm Desert LLC                                Delaware            SLT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  24    SLT Philadelphia LLC                               Delaware            SLT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  25    SLT Realty Company, LLC                            Delaware            SLT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  26    SLT San Diego LLC                                  Delaware            SLT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  27    SLT Southfield LLC                                 Delaware            SLT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  28    SLT St. Louis LLC                                  Delaware            SLT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  29    SLT Tucson LLC                                     Delaware            SLT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  30    Starlex LLC                                        New York            SLT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                           PLACE OF                          REASON FOR
                 NAME OF RELEASED GUARANTOR              ORGANIZATION        PARENT            RELEASE
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
  31    Starwood Atlanta II LLC                            Delaware            SLT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  32    Starwood Atlanta LLC                               Delaware            SLT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  33    Starwood Mission Hills, L.L.C.                     Delaware            SLT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  34    Starwood Needham LLC                               Delaware            SLT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  35    Starwood Waltham LLC                               Delaware            SLT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  36    Virginia Hotel Associates, LP                      Delaware            SLT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  37    W&S Denver Corp.                                   Delaware            SLT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  38    W & S Seattle Corp.                                Delaware            SLT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  39    W & S Realty Corporation of Delaware               Delaware            SLT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  40    Benjamin Franklin Hotel, Inc.                     Washington           SLT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  41    Westin Seattle Hotel Company                      Washington           SLT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  42    W & S Lauderdale Corp.                             Delaware            SLT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  43    Lauderdale Hotel Company                           Delaware            SLT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  44    Westin Bay Hotel Company                           Delaware           REIT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  45    Cincinnati Plaza Company                           Delaware           REIT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  46    South Coast Westin Hotel Company                   Delaware           REIT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  47    Townhouse Management, Inc.                         Delaware           REIT        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  48    HEI Hotels, L.L.C.                                 Delaware            SLC        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  49    SLC Central Park South, LLC                        Delaware            SLC        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  50    Starwood Management Company, LLC                   Delaware            SLC        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  51    W&S Atlanta Corp.                                  Delaware            SLC        Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  52    Success of Colorado Realty, L.L.C.                  Nevada           Vistana      Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  53    P.O.C. Realty, Inc.                                Colorado          Vistana      Not wholly-owned
--------------------------------------------------------------------------------------------------------------
  54    Starwood Vacation Services, Inc. (f/k/a            Florida           Vistana      Not wholly-owned
        Vacation Marketing Services, Inc.)
--------------------------------------------------------------------------------------------------------------
  55    Milwaukee Brookfield LP                           Wisconsin            SLC        Not wholly-owned
--------------------------------------------------------------------------------------------------------------

                                   SCHEDULE 2

                              REMAINING GUARANTORS


----------------------------------------------------------------------------------------------------------------
                                                                             PLACE OF
                         NAME OF REMAINING GUARANTOR                        ORGANIZATION            PARENT
----------------------------------------------------------------------------------------------------------------
       PRINCIPAL GUARANTORS
----------------------------------------------------------------------------------------------------------------
  1    Starwood Hotels & Resorts Worldwide, Inc.                               Arizona              Corp
----------------------------------------------------------------------------------------------------------------
  2    Sheraton Holding Corporation (f/k/a ITT Corp)                           Nevada               Corp
----------------------------------------------------------------------------------------------------------------
  3    The Sheraton Corporation (f/k/a ITT Sheraton)                          Delaware               ITT
----------------------------------------------------------------------------------------------------------------
  4    Starwood Hotels & Resorts (REIT)                                       Maryland              REIT
----------------------------------------------------------------------------------------------------------------
  5    SLT Realty Limited Partnership                                         Delaware               SLT
----------------------------------------------------------------------------------------------------------------
  6    SLC Operating Limited Partnership                                      Delaware              Corp
----------------------------------------------------------------------------------------------------------------
  7    Starwood Hotels & Resorts Holdings, Inc.                                Arizona              Corp
----------------------------------------------------------------------------------------------------------------
  8    Starwood Vacation Ownership, Inc. (f/k/a Vistana, Inc.)                 Florida              Corp
----------------------------------------------------------------------------------------------------------------
       OTHER REMAINING GUARANTORS
----------------------------------------------------------------------------------------------------------------
  9    Westin Premier, Inc.                                                   Delaware              Corp
----------------------------------------------------------------------------------------------------------------
  10   Westin Vacation Management Corporation                                 Delaware              Corp
----------------------------------------------------------------------------------------------------------------
  11   Starwood Vacation Exchange Company (f/k/a Westin Vacation              Delaware              Corp
       Exchange Company)
----------------------------------------------------------------------------------------------------------------
  12   WVC Rancho Mirage, Inc.                                                Delaware              Corp
----------------------------------------------------------------------------------------------------------------
  13   Westin Asset Management Company                                        Delaware              Corp
----------------------------------------------------------------------------------------------------------------
  14   SLC Indianapolis LLC                                                   Delaware              Corp
----------------------------------------------------------------------------------------------------------------
  15   ITT Broadcasting Corp.                                                 Delaware               ITT
----------------------------------------------------------------------------------------------------------------
  16   ITT MSG, Inc.                                                          Delaware            Sheraton
----------------------------------------------------------------------------------------------------------------
  17   Destination Services of Scottsdale, Inc.                               Delaware            Sheraton
----------------------------------------------------------------------------------------------------------------
  18   General Fiduciary Corporation                                        Massachusetts         Sheraton
----------------------------------------------------------------------------------------------------------------
  19   Global Connextions, Inc.                                               Delaware            Sheraton
----------------------------------------------------------------------------------------------------------------
  20   Hudson Sheraton Corporation LLC                                        Delaware            Sheraton
----------------------------------------------------------------------------------------------------------------
  21   Starwood Reservations Corporation (f/k/a ITT Sheraton                  Delaware            Sheraton
       Reservations Corp.)
----------------------------------------------------------------------------------------------------------------
  22   Manhattan Sheraton Corporation                                         New York            Sheraton
----------------------------------------------------------------------------------------------------------------
  23   San Diego Sheraton Corporation                                         Delaware            Sheraton
----------------------------------------------------------------------------------------------------------------
  24   San Fernando Sheraton Corporation                                      Delaware            Sheraton
----------------------------------------------------------------------------------------------------------------
  25   Sheraton 45 Park Corporation                                           Delaware            Sheraton
----------------------------------------------------------------------------------------------------------------
  26   Sheraton Asia-Pacific Corporation                                      Delaware            Sheraton
----------------------------------------------------------------------------------------------------------------
  27   Sheraton Boston Corporation                                          Massachusetts         Sheraton
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                                             PLACE OF
                         NAME OF REMAINING GUARANTOR                        ORGANIZATION            PARENT
----------------------------------------------------------------------------------------------------------------
  28   Sheraton California Corporation                                        Delaware            Sheraton
----------------------------------------------------------------------------------------------------------------
  29   Sheraton Florida Corporation                                           Delaware            Sheraton
----------------------------------------------------------------------------------------------------------------
  30   Sheraton Harbor Island Corporation                                     Delaware            Sheraton
----------------------------------------------------------------------------------------------------------------
  31   Sheraton Hawaii Hotels Corporation                                      Hawaii             Sheraton
----------------------------------------------------------------------------------------------------------------
  32   Sheraton International, Inc.                                           Delaware            Sheraton
----------------------------------------------------------------------------------------------------------------
  33   Sheraton International De Mexico, Inc.                                 Delaware            Sheraton
----------------------------------------------------------------------------------------------------------------
  34   Sheraton Management, LLC (f/k/a Sheraton Management Corporation)       Delaware            Sheraton
----------------------------------------------------------------------------------------------------------------
  35   Sheraton Overseas Management Corporation                               Delaware            Sheraton
----------------------------------------------------------------------------------------------------------------
  36   Sheraton Warsaw Corporation                                            Delaware            Sheraton
----------------------------------------------------------------------------------------------------------------
  37   Sheraton Miami Corporation                                             Delaware            Sheraton
----------------------------------------------------------------------------------------------------------------
  38   Sheraton Middle East Management Corporation                            Delaware            Sheraton
----------------------------------------------------------------------------------------------------------------
  39   Sheraton New York Corporation                                          New York            Sheraton
----------------------------------------------------------------------------------------------------------------
  40   Sheraton Overseas Technical Services Corporation                       Delaware            Sheraton
----------------------------------------------------------------------------------------------------------------
  41   Sheraton Peachtree Corporation                                         Delaware            Sheraton
----------------------------------------------------------------------------------------------------------------
  42   Sheraton Phoenician Corporation                                        Delaware            Sheraton
----------------------------------------------------------------------------------------------------------------
  43   Sheraton Savannah Corporation                                          Delaware            Sheraton
----------------------------------------------------------------------------------------------------------------
  44   St. Regis Sheraton Corporation                                         New York            Sheraton
----------------------------------------------------------------------------------------------------------------
  45   Worldwide Franchise Systems, Inc.                                      Delaware            Sheraton
----------------------------------------------------------------------------------------------------------------
  46   Sheraton Vermont Corporation                                            Vermont            Sheraton
----------------------------------------------------------------------------------------------------------------
  47   Data Marketing Associates East, Inc.                                    Florida             Vistana
----------------------------------------------------------------------------------------------------------------
  48   Points of Colorado, Inc.                                               Colorado             Vistana
----------------------------------------------------------------------------------------------------------------
  49   Vacation Title Services, Inc.                                           Florida             Vistana
----------------------------------------------------------------------------------------------------------------
  50   vacationWorks, Inc.                                                     Florida             Vistana
----------------------------------------------------------------------------------------------------------------
  51   VCH Communications, Inc.                                                Florida             Vistana
----------------------------------------------------------------------------------------------------------------
  52   VCH Consulting, Inc.                                                    Florida             Vistana
----------------------------------------------------------------------------------------------------------------
  53   VCH Portfolio Services, Inc.                                            Florida             Vistana
----------------------------------------------------------------------------------------------------------------
  54   VCH Sales, Inc.                                                         Florida             Vistana
----------------------------------------------------------------------------------------------------------------
  55   VCH Systems, Inc.                                                       Florida             Vistana
----------------------------------------------------------------------------------------------------------------
  56   VCH Trademark, Inc.                                                     Florida             Vistana
----------------------------------------------------------------------------------------------------------------
  57   VCM Oaks, Inc.                                                          Florida             Vistana
----------------------------------------------------------------------------------------------------------------
  58   SVO Vistana Villages, Inc. (f/k/a VDI2, Inc.)                           Florida             Vistana
----------------------------------------------------------------------------------------------------------------
  59   Vistana Acceptance Corp.                                                Florida             Vistana
----------------------------------------------------------------------------------------------------------------
  60   Vistana Cave Creek, Inc.                                                Arizona             Vistana
----------------------------------------------------------------------------------------------------------------
  61   Vistana Development, Inc. (d/b/a Vistana Development, Ltd.)             Florida             Vistana
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                                             PLACE OF
                         NAME OF REMAINING GUARANTOR                        ORGANIZATION            PARENT
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
  62   SVO East, Inc. (f/k/a Vistana East, Inc.)                               Florida             Vistana
----------------------------------------------------------------------------------------------------------------
  63   SVO International, Inc. (f/k/a Vistana International, Inc.)             Florida             Vistana
----------------------------------------------------------------------------------------------------------------
  64   SVO Management, Inc. (f/k/a Vistana Management, Inc. (d/b/a             Florida             Vistana
       Vistana Management, Ltd.))
----------------------------------------------------------------------------------------------------------------
  65   SVO MB Management, Inc. (f/k/a Vistana MB Management, Inc.)         South Carolina          Vistana
----------------------------------------------------------------------------------------------------------------
  66   Vistana NJ, Inc.                                                      New Jersey            Vistana
----------------------------------------------------------------------------------------------------------------
  67   Vistana OP Investment, Inc.                                             Florida             Vistana
----------------------------------------------------------------------------------------------------------------
  68   Vistana PSL, Inc.                                                       Florida             Vistana
----------------------------------------------------------------------------------------------------------------
  69   Vistana Scottsdale Management, Inc.                                     Arizona             Vistana
----------------------------------------------------------------------------------------------------------------
  70   SVO West, Inc. (f/k/a Vistana West, Inc.)                               Florida             Vistana
----------------------------------------------------------------------------------------------------------------
  71   Fiesta Vacations, L.L.C.                                                Arizona             Vistana
----------------------------------------------------------------------------------------------------------------
  72   Success Developments, L.L.C.                                            Arizona             Vistana
----------------------------------------------------------------------------------------------------------------
  73   Success of Colorado, L.L.C.                                             Nevada              Vistana
----------------------------------------------------------------------------------------------------------------
  74   Success of Arizona, L.L.C.                                              Arizona             Vistana
----------------------------------------------------------------------------------------------------------------
  75   SVO Pacific, Inc. (f/k/a Vistana Pacific, Inc.)                         Florida             Vistana
----------------------------------------------------------------------------------------------------------------
  76   SVO Arizona, Inc.                                                       Arizona             Vistana
----------------------------------------------------------------------------------------------------------------
  77   SVO California, Inc.                                                  California            Vistana
----------------------------------------------------------------------------------------------------------------
  78   SVO California Management, Inc.                                       California            Vistana
----------------------------------------------------------------------------------------------------------------

                                   SCHEDULE 3A

            The following describes the Pledge and Security Agreement Collateral owned by Released Guarantors which is being released from the Pledge and Security Agreement pursuant to this Amendment:


--------------------------------------------------------------------------------------------------------------------------
                      NAME OF PLEDGOR/                     PLACE OF
                     RELEASED GUARANTOR                  ORGANIZATION                COLLATERAL BEING RELEASED
--------------------------------------------------------------------------------------------------------------------------
  1.    W & S Seattle Corp.                                Delaware           W & S Realty Corporation of Delaware/
                                                                                   Westin Seattle Hotel Company
--------------------------------------------------------------------------------------------------------------------------
  2.    W & S Realty Corporation of Delaware               Delaware                Benjamin Franklin Hotel, Inc.
--------------------------------------------------------------------------------------------------------------------------
  3.    Benjamin Franklin Hotel, Inc.                     Washington               Westin Seattle Hotel Company
--------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE 3B

            The following describes certain Pledge and Security Agreement Collateral owned by certain Remaining Guarantors which is being released from the Pledge and Security Agreement pursuant to this Amendment:


------------------------------------------------------------------------------------------------------------------------------
             NAME OF ENTITY WHOSE EQUITY INTERESTS            PLACE OF                                       REASON FOR
                          CONSTITUTE                        ORGANIZATION               PLEDGOR                 RELEASE
                      RELEASED COLLATERAL
------------------------------------------------------------------------------------------------------------------------------
   1    HEI Hotels, L.L.C.                                    Delaware                   SLC                Value of equity
------------------------------------------------------------------------------------------------------------------------------
   2    SLC Central Park South, LLC                           Delaware                   SLC                Value of equity
------------------------------------------------------------------------------------------------------------------------------
   3    SLT Aspen Dean Street, LLC                            Delaware                   SLT                Value of equity
------------------------------------------------------------------------------------------------------------------------------
   4    Westin Seattle Hotel Company                         Washington                  SLT                Value of equity
------------------------------------------------------------------------------------------------------------------------------
   5    SLC Operating Limited Partnership                     Delaware                   Corp               Value of equity
------------------------------------------------------------------------------------------------------------------------------
   6    Starwood Hotels & Resorts Holdings, Inc.              Arizona                    Corp               Value of equity
------------------------------------------------------------------------------------------------------------------------------
   7    Starwood Ciga Holdings, LLC                           Delaware           Sheraton Int'l, Inc.       Value of equity
------------------------------------------------------------------------------------------------------------------------------
   8    Starwood Management Company                           Delaware                   SLC                Value of equity
------------------------------------------------------------------------------------------------------------------------------
   9    Sheraton Holding Corporation (f/k/a ITT Corp)          Nevada                    Corp               Value of equity
------------------------------------------------------------------------------------------------------------------------------
  10    The Sheraton Corporation (f/k/a ITT Sheraton)         Delaware                   ITT                Value of equity
------------------------------------------------------------------------------------------------------------------------------
  11    ITT Broadcasting Corp.                                Delaware                   ITT                Value of equity
------------------------------------------------------------------------------------------------------------------------------
  12    ITT MSG, Inc.                                         Delaware                 Sheraton             Value of equity
------------------------------------------------------------------------------------------------------------------------------
  13    Starwood Reservations Corporation (f/k/a ITT          Delaware                 Sheraton             Value of equity
        Sheraton Reservations Corporation)
------------------------------------------------------------------------------------------------------------------------------
  14    Hudson Sheraton Corporation                           Delaware                 Sheraton             Value of equity
------------------------------------------------------------------------------------------------------------------------------
  15    Manhattan Sheraton Corporation                        Delaware                 Sheraton             Value of equity
------------------------------------------------------------------------------------------------------------------------------
  16    Sheraton 45 Park Corporation                          Delaware                 Sheraton             Value of equity
------------------------------------------------------------------------------------------------------------------------------
  17    Sheraton Boston Corporation                        Massachusetts               Sheraton             Value of equity
------------------------------------------------------------------------------------------------------------------------------
  18    Sheraton California Corporation                       Delaware                 Sheraton             Value of equity
------------------------------------------------------------------------------------------------------------------------------
  19    Sheraton Florida Corporation                          Delaware                 Sheraton             Value of equity
------------------------------------------------------------------------------------------------------------------------------
  20    Sheraton Harbor Island Corporation                    Delaware                 Sheraton             Value of equity
------------------------------------------------------------------------------------------------------------------------------
  21    Sheraton International, Inc.                          Delaware                 Sheraton             Value of equity
------------------------------------------------------------------------------------------------------------------------------
  22    Sheraton O'Hare Corporation                           Delaware                 Sheraton             Value of equity
------------------------------------------------------------------------------------------------------------------------------
  23    Sheraton Savannah Corporation                         Delaware                 Sheraton             Value of equity
------------------------------------------------------------------------------------------------------------------------------
  24    Sheraton Management, LLC (f/k/a Sheraton              Delaware           Sheraton Int'l, Inc.       Value of equity
        Management Corporation)
------------------------------------------------------------------------------------------------------------------------------
  25    Sheraton Overseas Management Corporation              Delaware           Sheraton Int'l, Inc.       Value of equity
------------------------------------------------------------------------------------------------------------------------------
  26    Sheraton Warsaw Corporation                           Delaware           Sheraton Int'l, Inc        Value of equity
------------------------------------------------------------------------------------------------------------------------------
  27    Sheraton New York Corporation                         New York                 Sheraton             Value of equity
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
             NAME OF ENTITY WHOSE EQUITY INTERESTS            PLACE OF                                       REASON FOR
                          CONSTITUTE                        ORGANIZATION               PLEDGOR                 RELEASE
                      RELEASED COLLATERAL
------------------------------------------------------------------------------------------------------------------------------
  28    Sheraton Phoenician Corporation                       Delaware                 Sheraton             Value of equity
------------------------------------------------------------------------------------------------------------------------------
  29    St. Regis Sheraton Corporation                        New York                 Sheraton             Value of equity
------------------------------------------------------------------------------------------------------------------------------
  30    WD Parent Corporation                                 Delaware                   ITT                Value of equity
------------------------------------------------------------------------------------------------------------------------------
  31    Aerhotel S.p.A.                                        Italy             Sheraton Int'l, Inc        Value of equity
------------------------------------------------------------------------------------------------------------------------------
  32    Companhia Palmares Hotels E. Turismo**                 Brazil            Sheraton Int'l, Inc        Value of equity
------------------------------------------------------------------------------------------------------------------------------
  33    Sheraton (Bermuda) Limited                            Bermuda            Sheraton Int'l, Inc        Value of equity
------------------------------------------------------------------------------------------------------------------------------
  34    Sheraton International Gesellschaft mbH               Austria            Sheraton Int'l, Inc        Value of equity
------------------------------------------------------------------------------------------------------------------------------
  35    Sheraton Management Company Limited                   Bermuda            Sheraton Int'l, Inc        Value of equity
------------------------------------------------------------------------------------------------------------------------------
  36    Sheraton Paris Investment LP                          Bermuda            Sheraton Int'l, Inc        Value of equity
------------------------------------------------------------------------------------------------------------------------------
  37    Sheraton Phillippines Corporation                   Phillippines         Sheraton Int'l, Inc        Value of equity
------------------------------------------------------------------------------------------------------------------------------
  38    Sheraton Warsaw Hotel S.P.Z.O.O.**                     Poland           Sheraton Warsaw Corp.       Value of equity
------------------------------------------------------------------------------------------------------------------------------
  39    Hoteles Sheraton de Argentina S.A.C.**               Argentina           Sheraton Int'l, Inc        Value of equity
------------------------------------------------------------------------------------------------------------------------------
  40    Hoteles Sheraton S.A. de C.V.**                        Mexico            Sheraton Int'l, Inc.       Value of equity
------------------------------------------------------------------------------------------------------------------------------
  41    Starwood Canada Corp. (f/k/a ITT Sheraton              Canada            Sheraton Int'l, Inc.       Value of equity
        Canada Ltd.)**
------------------------------------------------------------------------------------------------------------------------------
  42    ITT Sheraton International Ltd.**                    Hong Kong           Sheraton Int'l, Inc.       Value of equity
------------------------------------------------------------------------------------------------------------------------------
  43    Sheraton Hotels (UK) Plc**                         United Kingdom        Sheraton Int'l, Inc.       Value of equity
------------------------------------------------------------------------------------------------------------------------------
  44    Sheraton Roissy SA**                                   France            Sheraton Int'l, Inc.       Value of equity
------------------------------------------------------------------------------------------------------------------------------
  45    Starwood Vacation Ownership, Inc. (f/k/a              Florida                    Corp               Value of equity
        Vistana, Inc.)
------------------------------------------------------------------------------------------------------------------------------
  46    SVO Arizona, Inc.                                     Arizona                    SVO                 Non-reporting
                                                                                                                entity
------------------------------------------------------------------------------------------------------------------------------
  47    SVO California Management, Inc.                      California                  SVO                 Non-reporting
                                                                                                                entity
------------------------------------------------------------------------------------------------------------------------------
  48    SVO California, Inc.                                 California                  SVO                 Non-reporting
                                                                                                                entity
------------------------------------------------------------------------------------------------------------------------------
  49    SVO East, Inc.                                        Florida                    SVO                 Non-reporting
                                                                                                                entity
------------------------------------------------------------------------------------------------------------------------------
  50    SVO West, Inc.                                        Florida                    SVO                 Non-reporting
                                                                                                                entity
------------------------------------------------------------------------------------------------------------------------------
  51    Starwood Vacation Services, Inc. (f/k/a               Florida                    SVO                 Non-reporting
        Vacation Marketing Services, Inc.)                                                                      entity
------------------------------------------------------------------------------------------------------------------------------
  52    VCH Consulting, Inc.                                  Florida                    SVO                 Non-reporting
                                                                                                                entity
------------------------------------------------------------------------------------------------------------------------------
  53    VCH Systems, Inc.                                     Florida                    SVO                 Non-reporting
                                                                                                                entity
------------------------------------------------------------------------------------------------------------------------------
  54    VCH Trademark, Inc.                                   Florida                    SVO                 Non-reporting
                                                                                                                entity
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
             NAME OF ENTITY WHOSE EQUITY INTERESTS            PLACE OF                                       REASON FOR
                          CONSTITUTE                        ORGANIZATION               PLEDGOR                 RELEASE
                      RELEASED COLLATERAL
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
  55    VCM Oaks, Inc.                                        Florida                    SVO                 Non-reporting
                                                                                                                entity
------------------------------------------------------------------------------------------------------------------------------
  56    Vistana Acceptance Corp.                              Florida                    SVO                 Non-reporting
                                                                                                                entity
------------------------------------------------------------------------------------------------------------------------------
  57    Vistana Cave Creek, Inc.                              Arizona                    SVO                 Non-reporting
                                                                                                                entity
------------------------------------------------------------------------------------------------------------------------------
  58    Vistana OP Investment, Inc.                           Florida                    SVO                 Non-reporting
                                                                                                                entity
------------------------------------------------------------------------------------------------------------------------------
  59    Data Marketing Associates East, Inc.                  Florida                    SVO                 Non-reporting
                                                                                                                entity
------------------------------------------------------------------------------------------------------------------------------
  60    P.O.C. Realty, Inc.                                   Colorado         Points of Colorado, Inc.      Non-reporting
                                                                                                                entity
------------------------------------------------------------------------------------------------------------------------------
  61    W&S Seattle Corp.                                     Delaware                   SLT                Value of equity
------------------------------------------------------------------------------------------------------------------------------
  62    Milwaukee Brookfield LP                              Wisconsin                   SLC                Value of equity
------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE 3C


            The following describes certain additional Pledge and Security Agreement Collateral which is being released pursuant to this Amendment:


--------------------------------------------------------------------------------------------------------------------------
          NAME OF ENTITY WHOSE EQUITY INTERESTS CONSTITUTE         PLACE OF                       PLEDGOR
                        RELEASED COLLATERAL                      ORGANIZATION                 (NON-GUARANTOR)
--------------------------------------------------------------------------------------------------------------------------
   1    Westin Hotels Ireland                                      Ireland           WHR Ireland Holding Company, Ltd.
--------------------------------------------------------------------------------------------------------------------------
   2    Westin Asia Management Company                             Delaware       Westin Asia Management Holding Company
--------------------------------------------------------------------------------------------------------------------------
   3    Westin Ottawa Management Company                           Delaware          Westin Canada Management Company
--------------------------------------------------------------------------------------------------------------------------
   4    Dubbo, Ltd.                                                  Fiji                     Farleigh, Ltd.
--------------------------------------------------------------------------------------------------------------------------
   5    Barton, Ltd.                                                 Fiji                     Farleigh, Ltd.
--------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE 4


            The following describes the Collateral of the Remaining Guarantors, which, after the date hereof, would continue to be pledged under the Pledge and Security Agreement after giving effect to this Amendment and the occurrence of the Guarantor Release Date:


I.       STARWOOD/WESTIN REALTY ENTITIES

---------------- ----------------------------------------------- ------------------------------------------------------
                                     ENTITY                                      PLACE OF ORGANIZATION
---------------- ----------------------------------------------- ------------------------------------------------------
      1.         Starwood Hotels & Resorts                                             Maryland
---------------- ----------------------------------------------- ------------------------------------------------------
      2.         BW Hotel Realty, LP                                                   Maryland
---------------- ----------------------------------------------- ------------------------------------------------------
      3.         Charleston Hotel Associates, LLC                                     New Jersey
---------------- ----------------------------------------------- ------------------------------------------------------
      4.         CP Hotel Realty LP                                                    Maryland
---------------- ----------------------------------------------- ------------------------------------------------------
      5.         Crystal City Hotel Associates, LLC                                   New Jersey
---------------- ----------------------------------------------- ------------------------------------------------------
      6.         Edison Hotel Associates, LP                                          New Jersey
---------------- ----------------------------------------------- ------------------------------------------------------
      7.         Long Beach Hotel Associates, LLC                                     New Jersey
---------------- ----------------------------------------------- ------------------------------------------------------
      8.         Novi Hotel Associates, LP                                             Delaware
---------------- ----------------------------------------------- ------------------------------------------------------
      9.         Park Ridge Hotel Associates, LP                                       Delaware
---------------- ----------------------------------------------- ------------------------------------------------------
      10.        Prudential HEI Joint Venture                                           Georgia
---------------- ----------------------------------------------- ------------------------------------------------------
      11.        Santa Rosa Hotel Associates, LLC                                     New Jersey
---------------- ----------------------------------------------- ------------------------------------------------------
      12.        SLT Allentown LLC                                                     Delaware
---------------- ----------------------------------------------- ------------------------------------------------------
      13.        SLT Arlington LLC                                                     Delaware
---------------- ----------------------------------------------- ------------------------------------------------------
      14.        SLT Bloomington LLC                                                   Delaware
---------------- ----------------------------------------------- ------------------------------------------------------
      15.        SLT Dania LLC                                                         Delaware
---------------- ----------------------------------------------- ------------------------------------------------------
      16         SLT DC Massachusetts Avenue, LLC                                      Delaware
---------------- ----------------------------------------------- ------------------------------------------------------
      17         SLT Financing Partnership                                             Delaware
---------------- ----------------------------------------------- ------------------------------------------------------
      18.        SLT Houston Briar Oaks, LP                                            Delaware
---------------- ----------------------------------------------- ------------------------------------------------------
      19.        SLT Indianapolis LLC                                                  Delaware
---------------- ----------------------------------------------- ------------------------------------------------------
      20.        SLT Kansas City LLC                                                   Delaware
---------------- ----------------------------------------------- ------------------------------------------------------
      21.        SLT Los Angeles LLC                                                   Delaware
---------------- ----------------------------------------------- ------------------------------------------------------
      22.        SLT Minneapolis LLC                                                   Delaware
---------------- ----------------------------------------------- ------------------------------------------------------
      23.        SLT Palm Desert LLC                                                   Delaware
---------------- ----------------------------------------------- ------------------------------------------------------
      24.        SLT Philadelphia LLC                                                  Delaware
---------------- ----------------------------------------------- ------------------------------------------------------
      25.        SLT Realty Company, LLC                                               Delaware
---------------- ----------------------------------------------- ------------------------------------------------------
      26.        SLT Realty Limited Partnership                                        Delaware
---------------- ----------------------------------------------- ------------------------------------------------------
      27.        SLT San Diego LLC                                                     Delaware
---------------- ----------------------------------------------- ------------------------------------------------------
      28.        SLT Southfield LLC                                                    Delaware
---------------- ----------------------------------------------- ------------------------------------------------------
      29.        SLT St. Louis LLC                                                     Delaware
---------------- ----------------------------------------------- ------------------------------------------------------
      30.        SLT Tucson LLC                                                        Delaware
---------------- ----------------------------------------------- ------------------------------------------------------
      31.        Starlex LLC                                                           New York
---------------- ----------------------------------------------- ------------------------------------------------------
      32.        Starwood Atlanta II LLC                                               Delaware
---------------- ----------------------------------------------- ------------------------------------------------------
      33.        Starwood Atlanta LLC                                                  Delaware
---------------- ----------------------------------------------- ------------------------------------------------------
      34.        Starwood Mission Hills, L.L.C.                                        Delaware
---------------- ----------------------------------------------- ------------------------------------------------------
      35.        Starwood Needham LLC                                                  Delaware
---------------- ----------------------------------------------- ------------------------------------------------------
      36.        Starwood Waltham LLC                                                  Delaware
---------------- ----------------------------------------------- ------------------------------------------------------


---------------- ----------------------------------------------- ------------------------------------------------------
                                     ENTITY                                      PLACE OF ORGANIZATION
---------------- ----------------------------------------------- ------------------------------------------------------
      37.        Virginia Hotel Associates, LP                                         Delaware
---------------- ----------------------------------------------- ------------------------------------------------------
      38.        W&S Denver Corp.                                                      Delaware
---------------- ----------------------------------------------- ------------------------------------------------------
      39.        W & S Lauderdale Corp.                                                Delaware
---------------- ----------------------------------------------- ------------------------------------------------------
      40.        Lauderdale Hotel Company                                              Delaware
---------------- ----------------------------------------------- ------------------------------------------------------
      41.        Westin Bay Hotel Company                                              Delaware
---------------- ----------------------------------------------- ------------------------------------------------------
      42.        Cincinnati Plaza Company                                              Delaware
---------------- ----------------------------------------------- ------------------------------------------------------
      43.        South Coast Westin Hotel Company                                      Delaware
---------------- ----------------------------------------------- ------------------------------------------------------
      44.        Townhouse Management, Inc.                                            Delaware
---------------- ----------------------------------------------- ------------------------------------------------------
      45.        SLT Cabo San Lucas S. de R.L. de C.V.**                                Mexico
---------------- ----------------------------------------------- ------------------------------------------------------
      46.        SLT Cancun S. de R.L. de C.V. **                                       Mexico
---------------- ----------------------------------------------- ------------------------------------------------------
      47.        SLT Puerto Vallarta S. de R.L. de C.V.**                               Mexico
---------------- ----------------------------------------------- ------------------------------------------------------
      48.        SLT Mexico S. de R.L. de C.V.**                                        Mexico
---------------- ----------------------------------------------- ------------------------------------------------------

II.      STARWOOD/WESTIN OPERATING ENTITIES


---------------- --------------------------------------------------------- --------------------------------------------
                                          ENTITY                                      PLACE OF ORGANIZATION
---------------- --------------------------------------------------------- --------------------------------------------
      1.         SLC Indianapolis LLC                                                       Delaware
---------------- --------------------------------------------------------- --------------------------------------------
      2.         Westin Premier, Inc.                                                       Delaware
---------------- --------------------------------------------------------- --------------------------------------------
      3.         Westin Vacation Management Corporation                                     Delaware
---------------- --------------------------------------------------------- --------------------------------------------
      4.         Starwood Vacation Exchange Company                                         Delaware
                 (f/k/a Westin Vacation Exchange Company)
---------------- --------------------------------------------------------- --------------------------------------------
      5.         WVC Rancho Mirage, Inc.                                                    Delaware
---------------- --------------------------------------------------------- --------------------------------------------
      6.         Westin Asset Management Company                                            Delaware
---------------- --------------------------------------------------------- --------------------------------------------
      7.         W&S Atlanta Corp.                                                          Delaware
---------------- --------------------------------------------------------- --------------------------------------------
      8.         Westin License Company                                                     Delaware
---------------- --------------------------------------------------------- --------------------------------------------
      9.         Westin International Services Company                                      Delaware
---------------- --------------------------------------------------------- --------------------------------------------
      10.        Westin Asia Pacific Management PTE, Ltd.**                                 Singapore
---------------- --------------------------------------------------------- --------------------------------------------
      11.        Westin Asia Pacific Marketing PTE, Ltd.**                                  Singapore
---------------- --------------------------------------------------------- --------------------------------------------
      12.        Westin International (U.K.) Ltd.**                                           U.K.
---------------- --------------------------------------------------------- --------------------------------------------
      13.        Westin Hotels Japan Company**                                                Japan
---------------- --------------------------------------------------------- --------------------------------------------
      14.        Westin International (Canada) Ltd.**                                        Ontario
---------------- --------------------------------------------------------- --------------------------------------------
      15.        Westin Hotels Morocco SARL**                                                Morocco
---------------- --------------------------------------------------------- --------------------------------------------
      16.        Westin Call Centre Europe**                                                 Ireland
---------------- --------------------------------------------------------- --------------------------------------------
      17.        Westin Ontario (London) Hotel Company**                                    Delaware
---------------- --------------------------------------------------------- --------------------------------------------
      18.        Westin London Hotel Company**                                             Nova Scotia
---------------- --------------------------------------------------------- --------------------------------------------
      19.        Westin International Europe B.V.**                                        Netherlands
---------------- --------------------------------------------------------- --------------------------------------------
      20.        Westin Hotels Germany GmbH**                                                Germany
---------------- --------------------------------------------------------- --------------------------------------------
      21.        Westin Hotels Guam **                                                        Guam
---------------- --------------------------------------------------------- --------------------------------------------
      22.        Westin Hotels France SARL**                                                 France
---------------- --------------------------------------------------------- --------------------------------------------
      23.        Westin Hotels Australia Pty, Ltd.**                                        Australia
---------------- --------------------------------------------------------- --------------------------------------------
      24.        Westin Mexico S.A. de C.V.**                                                Mexico
---------------- --------------------------------------------------------- --------------------------------------------
      25.        Westin International (Malta) Ltd.**                                          Malta
---------------- --------------------------------------------------------- --------------------------------------------
      26.        Westin Asia Management Holding Company                                     Delaware
---------------- --------------------------------------------------------- --------------------------------------------
      27.        Westin Canada Management Company                                           Delaware
---------------- --------------------------------------------------------- --------------------------------------------
      28.        Westin Mexico Management Company                                           Delaware
---------------- --------------------------------------------------------- --------------------------------------------
      29.        Westin Charlotte Management Company                                        Delaware
---------------- --------------------------------------------------------- --------------------------------------------
      30.        Westin River North Management Company                                      Delaware
---------------- --------------------------------------------------------- --------------------------------------------
      31.        Westin Maui Management Company                                             Delaware
---------------- --------------------------------------------------------- --------------------------------------------
      32.        Westin International Management Company                                    Delaware
---------------- --------------------------------------------------------- --------------------------------------------
      33.        Westin France Management Company                                           Delaware
---------------- --------------------------------------------------------- --------------------------------------------
      34.        Westin Peachtree Management Company                                        Delaware
---------------- --------------------------------------------------------- --------------------------------------------
      35.        Westin Dallas Management Company                                           Delaware
---------------- --------------------------------------------------------- --------------------------------------------
      36.        Westin Representation Company                                              Delaware
---------------- --------------------------------------------------------- --------------------------------------------
      37.        Westin License Company South                                               Delaware
---------------- --------------------------------------------------------- --------------------------------------------
      38.        Westin License Company North                                               Delaware
---------------- --------------------------------------------------------- --------------------------------------------
      39.        Westin License Company East                                                Delaware
---------------- --------------------------------------------------------- --------------------------------------------
      40.        Westin License Company West                                                Delaware
---------------- --------------------------------------------------------- --------------------------------------------
      41.        Westin Franchise Company                                                   Delaware
---------------- --------------------------------------------------------- --------------------------------------------

**PLEDGE OF UP TO 65% OF VOTING STOCK AND 100% OF NON-VOTING STOCK

III.     ITT CORPORATION ENTITIES


----------------- ------------------------------------------------------ ----------------------------------------------
                                         ENTITY                                      PLACE OF ORGANIZATION
----------------- ------------------------------------------------------ ----------------------------------------------
                  A.  ACTIVE NON-GAMING SUBSIDIARIES
----------------- ------------------------------------------------------ ----------------------------------------------
       1.         Destination Services of Scottsdale, Inc.                                 Delaware
----------------- ------------------------------------------------------ ----------------------------------------------
       2.         General Fiduciary Corporation                                          Massachusetts
----------------- ------------------------------------------------------ ----------------------------------------------
       3.         Global Connextions, Inc.                                                 Delaware
----------------- ------------------------------------------------------ ----------------------------------------------
       4.         San Diego Sheraton Corporation                                           Delaware
----------------- ------------------------------------------------------ ----------------------------------------------
       5.         San Fernando Sheraton Corporation                                        Delaware
----------------- ------------------------------------------------------ ----------------------------------------------
       6.         Sheraton Asia-Pacific Corporation                                        Delaware
----------------- ------------------------------------------------------ ----------------------------------------------
       7.         Sheraton Hawaii Hotels Corporation                                        Hawaii
----------------- ------------------------------------------------------ ----------------------------------------------
       8.         Sheraton International De Mexico, Inc.                                   Delaware
----------------- ------------------------------------------------------ ----------------------------------------------
       9.         Sheraton Miami Corporation                                               Delaware
----------------- ------------------------------------------------------ ----------------------------------------------
      10.         Sheraton Middle East Management Corporation                              Delaware
----------------- ------------------------------------------------------ ----------------------------------------------
      11.         Sheraton Overseas Technical Services Corporation                         Delaware
----------------- ------------------------------------------------------ ----------------------------------------------
      12.         Sheraton Peachtree Corporation                                           Delaware
----------------- ------------------------------------------------------ ----------------------------------------------
      13.         Worldwide Franchise Systems, Inc.                                        Delaware
----------------- ------------------------------------------------------ ----------------------------------------------
      14.         Sheraton Vermont Corporation                                              Vermont
----------------- ------------------------------------------------------ ----------------------------------------------
      15.         Hotels Sheraton de Portugal, SARL**                                      Portugal
----------------- ------------------------------------------------------ ----------------------------------------------
       16         Hoteles Sheraton del Peru S.A.**                                           Peru
----------------- ------------------------------------------------------ ----------------------------------------------
       17         ITT Industries Belgium, S.A.**                                            Belgium
----------------- ------------------------------------------------------ ----------------------------------------------
      18.         ITT Sheraton Singapore Pte. Ltd.**                                       Singapore
----------------- ------------------------------------------------------ ----------------------------------------------
      19.         MH Limited**                                                          United Kingdom
----------------- ------------------------------------------------------ ----------------------------------------------
      20.         Operadora Interamericana de Hoteles S.A. de C.V.**                        Mexico
----------------- ------------------------------------------------------ ----------------------------------------------
      21.         Operadora Sheraton S.A. de C.V.**                                         Mexico
----------------- ------------------------------------------------------ ----------------------------------------------
      22.         Sheraton de Venezuela C.A.**                                             Venezuela
----------------- ------------------------------------------------------ ----------------------------------------------
      23.         Sheraton Intercontinental Limited**                                       Bahamas
----------------- ------------------------------------------------------ ----------------------------------------------
      24.         Sheraton Management GmbH**                                                Germany
----------------- ------------------------------------------------------ ----------------------------------------------
      25.         Sheraton Overseas Company, Ltd.**                                         Bahamas
----------------- ------------------------------------------------------ ----------------------------------------------
      26.         Sheraton Pacific Hotels Pty. Ltd.**                                      Australia
----------------- ------------------------------------------------------ ----------------------------------------------
      27.         Sociedad Immobiliara San Cristobal S.A.**                                  Chile
----------------- ------------------------------------------------------ ----------------------------------------------

**PLEDGE OF UP TO 65% VOTING STOCK AND 100% OF NON-VOTING STOCK

IV.      VISTANA ENTITIES


----------------- ------------------------------------------------------ ----------------------------------------------
                                         ENTITY                                      PLACE OF ORGANIZATION
----------------- ------------------------------------------------------ ----------------------------------------------
       1.         Vacation Title Services, Inc.                                             Florida
----------------- ------------------------------------------------------ ----------------------------------------------
       2.         Vacationworks, Inc.                                                       Florida
----------------- ------------------------------------------------------ ----------------------------------------------
       3.         VCH Communications, Inc.                                                  Florida
----------------- ------------------------------------------------------ ----------------------------------------------
       4.         VCH Portfolio Services, Inc.                                              Florida
----------------- ------------------------------------------------------ ----------------------------------------------
       5.         VCH Sales, Inc.                                                           Florida
----------------- ------------------------------------------------------ ----------------------------------------------
       6.         SVO Vistana Villages, Inc. (f/k/a VDI2, Inc.)                             Florida
----------------- ------------------------------------------------------ ----------------------------------------------
       7.         Vistana Development, Inc. (d/b/a Vistana                                  Florida
                  Development, Ltd.)
----------------- ------------------------------------------------------ ----------------------------------------------
       8.         SVO International, Inc. (f/k/a Vistana                                    Florida
                  International, Inc.)
----------------- ------------------------------------------------------ ----------------------------------------------
       9.         SVO Management, Inc. (f/k/a Vistana Management, Inc.                      Florida
                  (d/b/a Vistana Management, Ltd.))
----------------- ------------------------------------------------------ ----------------------------------------------
      10.         Vistana MB Management, Inc.                                           South Carolina
----------------- ------------------------------------------------------ ----------------------------------------------
      11.         Vistana NJ, Inc.                                                        New Jersey
----------------- ------------------------------------------------------ ----------------------------------------------
      12.         Vistana PSL, Inc.                                                         Florida
----------------- ------------------------------------------------------ ----------------------------------------------
      13.         Vistana Scottsdale Management, Inc.                                       Arizona
----------------- ------------------------------------------------------ ----------------------------------------------
      14.         Fiesta Vacations, L.L.C.                                                  Arizona
----------------- ------------------------------------------------------ ----------------------------------------------
      15.         Success Developments, L.L.C.                                              Arizona
----------------- ------------------------------------------------------ ----------------------------------------------
      16.         Success of Colorado, L.L.C.                                               Nevada
----------------- ------------------------------------------------------ ----------------------------------------------
      17.         Success of Arizona, L.L.C.                                                Arizona
----------------- ------------------------------------------------------ ----------------------------------------------
      18.         Success of Colorado Realty, L.L.C.                                        Nevada
----------------- ------------------------------------------------------ ----------------------------------------------
      19.         SVO Pacific, Inc. (f/k/a Vistana Pacific, Inc.)                           Florida
----------------- ------------------------------------------------------ ----------------------------------------------

                                  SCHEDULE 7.35


                                RESTRICTED ASSETS
                   (AS OF THE DATE OF THE ELEVENTH AMENDMENT)

1. The Released Collateral described in Schedules 3A and 3B to the Eleventh Amendment and the Equity Interests in CIGA Borrower, New CIGA Owner and CIGA.

                                  SCHEDULE 9.26


                              MANAGEMENT CONTRACTS
                   (AS OF THE DATE OF THE ELEVENTH AMENDMENT)

1. Management Contract, between New CIGA Owner and Ciga Immobiliare Sardegna Srl for Sardinian owned assets.

2. Management Contract, between New CIGA Owner and Ciga Gestioni Srl for mainland Italy owned assets.

3. Management Contract, between New CIGA Owner and Milano Uno Srl for Europa & Regina in Venice.

4.    Management Contract, between New CIGA Owner and Aerhotel Spa for Sheraton
      Rome.